 ==============================================================================

                                                                    Exhibit 10-7


                      AMENDED AND RESTATED LEASE AGREEMENT

                          dated as of December 21, 1995



                                     between



               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                   NATIONAL ASSOCIATION, not in its individual
                      capacity but solely as Owner Trustee

                                    as Lessor



                                       and



                         NEW JERSEY NATURAL GAS COMPANY,
                            a New Jersey corporation,
                                    as Lessee


                            -------------------------


                         New Jersey Natural Gas Company
                               Leveraged Lease of
                      Monmouth Shores Corporate Office Park
                                building and site

                                Wall, New Jersey

 ==============================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----

SECTION 1.  Definitions and Construction........................................................................  1

SECTION 2.  Lease; Lease Term...................................................................................  1
            (a)  Lease..........................................................................................  1
            (b)  Lease Term.....................................................................................  1
            (c)  Descriptions...................................................................................  2

SECTION 3.  Rent; Adjustments to Rent...........................................................................  2
            (a)  Basic Rent.....................................................................................  2
            (b)  Supplemental Rent..............................................................................  2
            (c)  Method of Payment..............................................................................  3
            (d)  Adjustments to Rent............................................................................  4
            (e)  Sufficiency of Basic Rent and
                 Supplemental Rent..............................................................................  4

SECTION 4.  Net Lease ..........................................................................................  4

SECTION 5.  Use of the Facility and Relinquishment of Possession................................................  6
            (a)  Use...........................................................................................   6
            (b)  Termination....................................................................................  7

SECTION 6.  Warranty of the Lessor..............................................................................  8
            (a)  Quiet Enjoyment................................................................................  8
            (b)  Disclaimer of Other Warranties.................................................................  9
            (c)  Enforcement of Certain Warranties.............................................................. 10
            (d)  Title Insurance................................................................................ 10

SECTION 7.  Liens............................................................................................... 11

SECTION 8.  Operation and Maintenance; Modifications;
                      Identification............................................................................ 12
            (a)  Operation and Maintenance...................................................................... 12
            (b)  Inspection..................................................................................... 13
            (c)  Modifications.................................................................................. 13
            (d)  Title to Modifications......................................................................... 14
            (e)  Removal of Property............................................................................ 15
            (f)  Trade Fixtures and Other Equipment............................................................. 15
            (g)  Contest of Requirements of Law................................................................. 16

                                TABLE OF CONTENTS
                                -----------------
                                  (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----

            (h)  Improvements.................................................................................... 17
            (i)  Reports......................................................................................... 18
            (j)  Environmental Compliance........................................................................ 18

SECTION 9.  Event of Loss........................................................................................ 20
            (a)  Damage, Loss or Casualty Event.................................................................. 20
            (b)  Repair.......................................................................................... 21
            (c)  Casualty Event; Requisition of
                 Title; Requisition of Use; Payment
                 of Casualty Value............................................................................... 22
                   (i)  Casualty During Basic Term............................................................... 22
                  (ii)  Casualty During a Renewal Term........................................................... 24
                 (iii)  Requisition of Title or
                        Requisition of Use....................................................................... 24
            (d)  Condemnation Other Than Requisition
                   of Use or Requisition of Title................................................................ 26
            (e)  Application of Payments on an Event
                   of Loss....................................................................................... 27
            (f)  Application of Payments Not Relating
                   to an Event of Loss........................................................................... 28
            (g)  Application During Event of Default............................................................. 29

SECTION 10.  Insurance........................................................................................... 30
            (a)  Required Insurance.............................................................................. 30
            (b)  Other Insurance................................................................................. 31
            (c)  Self-Insurance.................................................................................. 31
            (d)  [Intentionally Omitted.......................................................................... 32
            (e)  Policy Provisions and Endorsements.............................................................. 32
            (f)  Adjustment of Insurance Requirements............................................................ 33
            (g)  Evidence of Insurance........................................................................... 33

SECTION 11.  Rights To Sublease; Assignment by Lessor
               as Security....................................................................................... 34
            (a)  Sublease by the Lessee.......................................................................... 34
            (b)  Sublessee Non-Disturbance;

                                TABLE OF CONTENTS
                                -----------------
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----

                  Assignment of Existing Leases................................................................... 34
             (c)  Assignment by the Lessor to the
                  Indenture Trustee as Security for
                  the Lessor's Obligations........................................................................ 36
             (d)  Other Assignments by the Lessor................................................................. 37
             (e)  Attornment...................................................................................... 37
             (f)  Corporate Change................................................................................ 37
             (g)  Lessee Assignment............................................................................... 38

SECTION 12.  Lease Renewal Options................................................................................ 38

SECTION 13.  Notices for Renewal; Determination of
                  Fair Market Rental Value........................................................................ 39
             (a)  Notices for Renewal............................................................................. 39
             (b)  Determination of Fair Market Rental
                  Value........................................................................................... 40
             (c)  Assistance with Disposition..................................................................... 40

SECTION 14.  Obsolescence or Uneconomic Usefulness
               Termination........................................................................................ 40
             (a)  Termination Notices............................................................................. 40
             (b)  Events Prior to Termination Date................................................................ 41

SECTION 15.  Events of Default.................................................................................... 43
             (a)  Payments of Basic Rent, Casualty
                  Value, Termination Value and EBO
                  Price........................................................................................... 44
             (b)  Certain Other Supplemental Rent
                  Payments........................................................................................ 44
             (c)  Insurance....................................................................................... 44
             (d)  Other Covenants................................................................................. 44
             (e)  Representations and Warranties.................................................................. 44
             (f)  Receivership, etc............................................................................... 45

SECTION 16.  Remedies ............................................................................................ 45
             (a)  Remedies........................................................................................ 45
             (b)  No Release...................................................................................... 50
             (c)  Remedies Cumulative............................................................................. 50

                                TABLE OF CONTENTS
                                -----------------
                                  (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----

SECTION 17.  Notices............................................................................................ 51

SECTION 18.  Successors and Assigns............................................................................. 51

SECTION 19.  Right To Perform for the Lessee.................................................................... 51

SECTION 20.  Additional Covenants............................................................................... 52

SECTION 21.  Right of First Offer............................................................................... 52

SECTION 22.  Purchase Options................................................................................... 54
             (a)  Purchase Options.............................................................................. 54
             (b)  Determination of Fair Market Sales
                  Value......................................................................................... 54
             (c)  [Intentionally Omitted]....................................................................... 55
             (d)  Purchase Procedure............................................................................ 55
             (e)  Apportionments................................................................................ 57
             (f)  Termination under Participation
                  Agreement..................................................................................... 57

SECTION 23.  Granting of Easements.............................................................................. 58
             (a)  Grant......................................................................................... 58
             (b)  Cooperation................................................................................... 58

SECTION 24.  Amendments and Miscellaneous....................................................................... 58
             (a)  Amendments in Writing......................................................................... 58
             (b)  Severability of Provisions.................................................................... 58
             (c)  True Lease.................................................................................... 59
             (d)  GOVERNING LAW................................................................................. 59
             (e)  Headings...................................................................................... 59
             (f)  Concerning the Owner Trustee.................................................................. 59
             (g)  Lien of the Indenture......................................................................... 60
             (h)  Counterpart Execution......................................................................... 60
             (i)  Estoppel Certificates......................................................................... 60
             (j)  No Merger..................................................................................... 60
             (k)  Recordation................................................................................... 60
             (l)  Signs; Name................................................................................... 61
             (m)  Rule Against Perpetuities..................................................................... 61

                                TABLE OF CONTENTS

                                                               PAGE
                                                               ----


Appendix, Schedules and Exhibits:
---------------------------------

Appendix A - Definitions and Rules of Usage

Schedule 1 - Basic Rent
Schedule 2 - Casualty Value
Schedule 3 - Termination Value
Schedule 4 - EBO Date and EBO Price

Exhibit A  - Description of Premises
Exhibit B  - Legal Description of Site

                      AMENDED AND RESTATED LEASE AGREEMENT


         AMENDED AND RESTATED LEASE AGREEMENT dated as of December 21, 1995, between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, as the Lessor, and NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation, as the Lessee.

         WHEREAS, the Lessor is the owner of the Facility;

         WHEREAS, the Lessee desires to lease from the Lessor the Facility upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Lessor is willing to lease the Facility to the Lessee upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Lessor and the Lessee desire to amend and restate that certain Lease Agreement dated as of December 20, 1995 by and between Seller, as lessor, and the Lessee, as lessee by the execution and delivery of this Lease;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         S1. DEFINITIONS AND CONSTRUCTION. For purposes of this Lease (including the foregoing recitals), capitalized terms used herein and not otherwise defined in this Lease shall have the meanings (and rules of usage) assigned to them in Appendix A. Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. Unless otherwise indicated, references in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Lease.

         S2. LEASE; LEASE TERM.

                                                                 Lease Agreement


         (a) LEASE. Upon the terms and subject to the conditions of this Lease, the Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Facility.

         (b) LEASE TERM. The interim term of this Lease (the "Interim Term") shall commence on the Closing Date and shall terminate at 11:59 p.m., New York City time, on the day before the Basic Term Commencement Date or such earlier date as provided herein. The basic term (the "Basic Term") shall commence on (and include) the Basic Term Commencement Date and shall terminate at 11:59 p.m., New York City time, on June 30, 2021 or such earlier date as provided herein. The term of this Lease shall also include each Renewal Term hereunder.

         (c) DESCRIPTIONS. The Premises to be leased on the Closing Date is described in Exhibit A, and the Site to be leased on the Closing Date is described in Exhibit B.

S3.      RENT; ADJUSTMENTS TO RENT.

         (a) BASIC RENT. The Lessee shall pay to the Lessor, as basic rent ("Basic Rent") for the Premises, the following amounts:

                  (i) on each Rent Payment Date occurring during the Basic Term, the amounts (payable in advance) set forth on Schedule 1;

                  (ii) on each Rent Payment Date occurring during a Renewal Term, if any, an amount determined as provided in Sections 12 and 13.

         (b) SUPPLEMENTAL RENT. The Lessee shall pay to the Lessor during the Lease Term, or (in the case of Excepted Rights and Payments) to whoever shall be entitled thereto, as supplemental rent ("Supplemental Rent"), the following amounts:

                  (i) if and when due, any amount payable hereunder as

                                                                 Lease Agreement

         Casualty Value, Termination Value or EBO Price; and

                  (ii) when due, amounts payable by the Lessor in respect of Make-Whole Amount (other than any Make-Whole Amount payable pursuant to Section 7.4(b) of the Indenture) and any other amounts (other than principal and interest) payable on the Facility Notes or under the Indenture except to the extent such amounts are payable as a result of
         (x) an Indenture Event of Default that is not also an Event of Default, or (y) a refinancing of the Facility Notes not made at the Lessee's request unless such refinancing results from an Event of Default; and

                  (iii) when due, or when no due date is specified, on demand, any amount (other than Basic Rent, Casualty Value, Termination Value or EBO Price) that the Lessee is required to pay to the Lessor (or any co-trustee or separate trustee appointed pursuant to the Trust Agreement), the Owner Participant, the Indenture Trustee (or any note registrar, paying agent, co-trustee or additional trustee appointed pursuant to the Indenture), any Loan Participant, any Indemnified Person and any Related Party to any Indemnified Person, under this Lease or any other Transaction Document to which the Lessee is a party;

                  (iv) on demand to the extent permitted by Applicable Law, interest on (A) any Basic Rent not paid when due and (B) any other Rent not paid when due, in each case from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 12:00 noon, local time at the place of receipt, in which event such date of payment shall be included) at a rate per annum equal to the Default Rate; and

                  (v) when due, any other amounts, liabilities and obligations other than Basic Rent which the Lessee has assumed or is otherwise obligated to pay under this Lease or any other Transaction Document.

                                                                 Lease Agreement

         (c) METHOD OF PAYMENT. Subject to Section 11(c), each payment of Rent shall be made in immediately available funds no later than 12:00 noon, New York City time, on the date such payment shall be due and payable hereunder, and shall be paid either (i) in the case of payments other than Excepted Rights and Payments, as provided in Section 11(c), or if Section 11(c) is inapplicable, then to the Lessor by wire transfer to the bank account of the Lessor specified in Schedule 2 to the Participation Agreement or such other account at such other place as may be specified in writing from time to time by the Lessor (any such notification by the Lessor being effective for any payment of Rent due not earlier than five (5) Business Days after the date the Lessee receives such notification, and such bank account to be located in the contiguous continental United States), or (ii) in the case of payments with respect to Excepted Rights and Payments, to such Person as shall be entitled to receive such payment at such address as such Person may specify by notice to the Lessee (the address for the Lessor to be its address determined in accordance with Section 17); provided, however, that with respect to payments to the Owner Participant with respect to Excepted Rights and Payments, all such payments shall be paid by wire transfer to the account of the Owner Participant specified in Schedule 2 to the Participation Agreement or such other account at such other place as may be specified in writing from time to time by the Owner Participant (any such notification by the Owner Participant being effective for any such payment due not earlier than five (5) Business Days after the date the Lessee receives such notification, and such bank account to be located in the contiguous continental United States). If the date on which any payment of Rent is due hereunder is not a Business Day, such payment shall be made as aforesaid on the next succeeding Business Day, with the same force and effect as if made on the nominal due date provided for in this Lease. Payments shall in all events only be made within the contiguous continental United States.

         (d) ADJUSTMENTS TO RENT. The amounts of Casualty Value and Termination Value set forth, respectively, in Schedule 2 and Schedule 3, and the EBO Price set forth in Schedule 5, shall in

                                                                 Lease Agreement

each case be adjusted (upward or downward, except in the case of the EBO Price which shall be adjusted upward only) in accordance with the requirements of
Section 11.1(d) of the Participation Agreement.


         (e) SUFFICIENCY OF BASIC RENT AND SUPPLEMENTAL RENT. Notwithstanding any other provision of this Lease or of any other Transaction Document, (i) the amount of the installment of Basic Rent payable on each Rent Payment Date shall be at least equal to the aggregate amount of principal (other than principal due by reason of prepayment or acceleration) and accrued interest due and payable on such Rent Payment Date in respect of all Facility Notes then Outstanding and
(ii) the amount of each payment of Casualty Value, Termination Value or EBO Price (when added to all other amounts required to be paid by the Lessee under this Lease in respect of any Event of Loss or termination of this Lease) shall be at least equal to an amount sufficient, as of the date of payment, to pay in full the principal of, Make-Whole Amount (except any Make-Whole Amount owed pursuant to Section 7.4(b) of the Indenture), if any, and accrued interest on all Outstanding Facility Notes on and as of such date of payment.

         S4. NET LEASE. This Lease is a net lease and the Lessee hereby acknowledges and agrees that the Lessee shall pay all costs, charges, Taxes (other than Taxes imposed on, based on or measured by net income), assessments and other expenses of every character, foreseen or unforeseen, for the payment of which the Lessee or, subject to the exclusions set forth in Section 7.1(b) of the Participation Agreement, any Indemnitee is or shall become liable by reason of the Lessee's or such Indemnitee's estate, right, title or interest in the Premises and the Site, or that are connected with or arise out of the possession, use, occupancy, maintenance, ownership, leasing, subleasing, repair, rebuilding or improvement of, or addition to, the Premises or the Site or any portion of either thereof, or that are connected with or arise out of any obligation of the Lessee under any of the Transaction Documents, or any interest thereunder, including, without limitation, those specifically referred to in this Lease. The Lessee's obligation to pay all Rent hereunder, and the rights

                                                                 Lease Agreement

of the Lessor in and to such Rent, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character, including, without limitation: (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, deduction, deferment, diminution, rescission, defense or other right or claim that the Lessee or any Affiliate thereof may have against the Lessor, the Owner Participant, the Indenture Trustee, any Loan Participant, any vendor or manufacturer of or contractor or subcontractor for the Premises or any part of any thereof, or any other Person for any reason whatsoever; (ii) any defect in, failure of or Lien on the title, merchantability, condition, design, quality, compliance with specifications, operation or fitness for use of all or any part of the Premises or the Site or the failure of the Premises or the Site to comply with Applicable Law; (iii) any damage to, or removal, abandonment, dismantling, requisition, taking, salvage, contamination, release of Hazardous Substances, condemnation, loss, theft or destruction of all or any part of the Premises or the Site or any interference, interruption or cessation in the use or possession of the Premises or the Site or any part thereof by the Lessee or by any other Person for any reason whatsoever or of whatever duration; (iv) any restriction, prevention or curtailment of or interference with any use of all or any part of the Premises or the Site, including eviction; (v) to the maximum extent permitted by law, any receivership, conservatorship, insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Participant, the Indenture Trustee, any Loan Participant, the Remainderman or any other Person;
(vi) the invalidity, illegality or unenforceability of this Lease, any other Transaction Document or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of the Lessor, the Lessee, the Owner Participant, the Indenture Trustee, the Remainderman, any Loan Participant or any other Person to enter into this Lease, any other Transaction Document or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of Force Majeure, impossibility, frustration or failure of consideration; (vii) the breach or failure of any warranty or

                                                                 Lease Agreement

representation made in this Lease or any other Transaction Document by the Lessee, the Lessor, the Owner Participant, the Indenture Trustee, any Loan Participant, the Remainderman or any other Person; (viii) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Owner Participant, the Indenture Trustee, the Remainderman or any Loan Participant; (ix) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any vendor, manufacturer, contractor, the Owner Participant, the Indenture Trustee, the Remainderman or any Loan Participant; (x) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Transaction Document or of any other agreement whether or not related to the Overall Transaction; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to modify, terminate, cancel, quit or surrender this Lease or to effect or claim any diminution or reduction of Rent payable by the Lessee hereunder, except in accordance with the express terms hereof. The Lessee agrees that, if for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise (other than a termination of the entire Lease expressly provided for in this Lease), then, except as provided herein, the Lessee shall pay, to the maximum extent permitted by Applicable Law, to the Lessor or any other Person entitled thereto, an amount equal to each installment of Basic Rent and all Supplemental Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or any Person for any reason whatsoever. All covenants, agreements and undertakings of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated. Nothing in this Section 4 or

                                                                 Lease Agreement

elsewhere shall be construed as a guaranty by the Lessee of any Fair Market Sales Value, Fair Market Rental Value, residual value, utility or useful life of the Facility or as a guaranty of the Facility Notes. The Lessee's absolute and irrevocable covenant to pay Rent, as provided in this Section 4, shall not affect the Lessee's rights, at law or in equity, otherwise to enforce the Lessor's obligations under this Lease or any other Transaction Documents.

S5.       USE OF THE FACILITY AND RELINQUISHMENT OF POSSESSION.

         (a) USE. The Facility shall be used by the Lessee as an office building, and for no other purpose. The Lessee shall maintain in full force and effect all Governmental Actions necessary for such use, occupancy or operation of the Facility.

         (b) TERMINATION. Unless the Lessee has theretofore acquired the Facility as provided herein or in the Participation Agreement, on the Lease Termination Date, the Lessee shall vacate and surrender possession of the Facility to the Lessor (or to a Person specified by the Lessor to the Lessee in writing). At the time of such surrender, the Facility and the Site shall be free and clear of all Liens (other than Liens described in clauses (a) (excluding the rights and interests of the Lessee in the Transaction Documents), (b), (c), (g),
(h) and (i) of the definition of "Permitted Liens" and Remainderman Liens); broom clean in all areas vacated by the Lessee or its Affiliates and in the condition and state of repair required by Section 8(a)(i). Simultaneously with such surrender, the Lessee shall deliver to the Lessor (or to such Person) the following items:

         (i) originals or clear copies, if same are required to be left on the Premises, of all transferable operating licenses, other licenses, certificates of occupancy, other certificates, permits, authorizations and approvals relating to the use and occupancy of the Premises and the Site,

         (ii)     to the extent in the possession of the Lessee or

                                                                 Lease Agreement

                  any Affiliate thereof: (x) plans and specifications for all mechanical, electrical and HVAC Systems pertaining to the Premises, (y) as-built drawings, blueprints, operating and repair manuals, engineering logs and preventative maintenance records relating to the Premises or the Site, and (z) plans and specifications for any Modifications whether made by Lessee or made by tenants at the Premises and, with respect to those made by tenants, any consents of the Lessee related thereto,

         (iii) the current rent roll for the Premises (listing each tenant which is not an Affiliate of the Lessee by name, and specifying with respect to each such tenant, the square footage of such tenant's space, the rental rate per square footage, the rental rate per month, any amount owed for special tenant services, parking charges, prepaid rent, if any, and security deposit, if any), together with (1) the amount of any rent paid by any tenant at the Premises to the Lessee or any Affiliate of the Lessee attributable to any period after the Lease Termination Date and (2) with respect to security deposits, either (x) all security deposits then held by the Lessee or any Affiliate of the Lessee with respect to any such tenants or (y) an assignment of all of the Lessee's or such Affiliate's rights with respect to such security deposits not theretofore rightfully applied and not so held,

         (iv) for all lessees and sublessees which are not Affiliates of the Lessee, the originals (if available) or true copies of all then existing leases (other than this Lease) and subleases of the Premises (together with all amendments thereto) to which the Lessee or any Affiliate of the Lessee is a party or which shall be in the possession or control of the Lessee or any such Affiliate, and

                                                                 Lease Agreement


         (v) keys to the Building and all locks located therein in the possession of the Lessee or any Affiliate of the Lessee.

In addition, in connection with such surrender, the Lessee shall also use commercially reasonable efforts to assign to the Lessor (or such Person) (x) all then existing maintenance and management contracts relating to the Premises and the Site with Persons other than Affiliates of the Lessee, (y) all then existing warranties against dealers, manufacturers, vendors, contractors and subcontractors relating to the Premises, the Site or any portion thereof not theretofore assigned to the Lessor, and (z) all then existing claims against dealers, manufacturers, vendors, contractors and subcontractors which are not Affiliates of the Lessee relating to the Premises, the Site or any portion thereof not theretofore assigned to the Lessor; provided, however, that the Lessee shall not be required to make any payment in order to obtain any consent to any such assignment unless the Lessor shall pay or reimburse the Lessee, on an After-Tax Basis, for the amount of any such payment. The obligations of the Lessee under this Section 5(b) shall survive the termination of the Lease.

S6.          WARRANTY OF THE LESSOR.

         (a) QUIET ENJOYMENT. The Lessor covenants and warrants that, unless an Event of Default shall have occurred and be continuing, the Lessee's quiet and peaceable possession, use and enjoyment of the Facility in accordance with this Lease, shall not be interfered with or disturbed by the Lessor or any other Person lawfully claiming by, through or under the Lessor; provided, however, that the Lessor shall not be liable to the Lessee for any violation of this
Section 6(a) by the Indenture Trustee or any Loan Participant. The right of quiet enjoyment under this Lease described above is independent of, and shall not affect, the Lessor's rights otherwise to initiate legal actions seeking to enforce the obligations of the Lessee under this Lease or Lessor's rights under
Section 19.

         (b) DISCLAIMER OF OTHER WARRANTIES. The warranty set forth

                                                                 Lease Agreement


in Section 6(a) is in lieu of all other warranties of the Lessor, whether written, oral or implied, with respect to this Lease or the Premises, the Site or the Estate for Years, other than as expressly provided by the Lessor in the Transaction Documents. Subject to Section 6(a), the Premises and the Site are leased in their present condition without representation or warranty by the Lessor and subject to the rights of the parties in possession, to the existing state of title, to all Applicable Laws now or hereafter in effect and, without limiting the generality of the foregoing, to all present and future Liens (exclusive, however, of Lessor Liens and Owner Participant Liens). The Lessee has examined the Facility and the Site and title thereto and has found all of the same satisfactory for all purposes. NONE OF THE LESSOR, THE BANK , THE REMAINDERMAN NOR THE OWNER PARTICIPANT HAS MADE AN INSPECTION OF THE PREMISES AND THE SITE OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND, EXCEPT AS PROVIDED IN SECTION 6(a), NONE OF THE LESSOR, THE BANK, THE REMAINDERMAN NOR THE OWNER PARTICIPANT MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION, VALUE, HABITABILITY OR DURABILITY THEREOF, OR AS TO THE TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE (EXCEPT THAT THE LESSOR, IN ITS INDIVIDUAL CAPACITY, REPRESENTS AND WARRANTS THAT ON THE CLOSING DATE, THE LESSOR SHALL HAVE RECEIVED WHATEVER RIGHT, TITLE AND INTEREST TO THE FACILITY AS WAS CONVEYED TO THE LESSOR BY THE LESSEE, THE SELLER OR ANY AFFILIATE THEREOF AND THE PREMISES AND THE SITE WILL BE FREE OF LESSOR LIENS ATTRIBUTABLE TO THE LESSOR IN ITS INDIVIDUAL CAPACITY), IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PREMISES AND THE SITE OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, NONE OF THE LESSOR, THE BANK, THE REMAINDERMAN NOR THE OWNER PARTICIPANT SHALL HAVE RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 6(b) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY THE LESSOR, THE BANK, THE REMAINDERMAN AND THE OWNER PARTICIPANT OF, AND THE LESSEE DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY THE LESSOR, THE BANK,

                                                                 Lease Agreement

THE REMAINDERMAN AND THE OWNER PARTICIPANT OTHER THAN AS SET FORTH IN SECTION 6(a), EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OF HABITABILITY OR OF COMPLIANCE WITH APPLICABLE LAWS, WITH RESPECT TO THE PREMISES AND THE SITE OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, EXCEPT THAT THE LESSOR HEREBY REPRESENTS AND WARRANTS THAT THE PREMISES AND THE SITE ARE AND SHALL BE FREE OF LESSOR LIENS ARISING BY, THROUGH OR UNDER IT.


         (c) ENFORCEMENT OF CERTAIN WARRANTIES. Unless an Event of Default shall have occurred and be continuing and the Lessor shall have notified the Lessee that the Lessee is no longer permitted to continue enforcement of its rights under this Section 6(c), the Lessor authorizes the Lessee (directly or through agents), at the Lessee's expense, to assert for the Lessor's account, during the Lease Term, all of the Lessor's rights (if any) under any applicable warranty and any other claim (under this Lease or any Bill of Sale) that the Lessee or the Lessor may have against the Seller or any vendor, manufacturer, contractor or subcontractor with respect to the Premises, the Site or any Modification, and the Lessor agrees to cooperate, at the Lessee's expense (on an After-Tax Basis to the Owner Participant or the Lessor to the extent a Tax is imposed on Lessor rather than the Owner Participant, to the extent the Lessee would be liable to indemnify the Owner Participant with respect to any recovery from such claim under the terms of the Tax Indemnification Agreement), with the Lessee and its agents in asserting such rights. Any amount recovered by the Lessee under any such warranty or other claim against any vendor, manufacturer, contractor or subcontractor shall be applied in accordance with Section 9(f) or (g), as applicable.

         (d) TITLE INSURANCE. The Lessee has obtained title insurance policies in favor of the Lessor, the Indenture Trustee and the Remainderman as set forth in Section 3.1(18) of the Participation Agreement. During the Lease Term, proceeds of any recovery under any or all of said title insurance policies (but

                                                                 Lease Agreement

in the case of any proceeds of title insurance received by the Indenture Trustee, prior to the foreclosure of the Lien of the Indenture or assignment in lieu of foreclosure (whether to the Indenture Trustee, its designee or any other Person)) shall be applied as follows:

                  (i) If the proceeds relate to a total failure of title, then (without limiting any rights of the Lessor or the Owner Participant under the Participation Agreement for a breach of any warranty of title made by the Lessee or the Seller) such total failure of title shall be treated as a Requisition of Title with respect to which the Lessor shall have accepted the Lessee's rejectable offer under Section 9(c)(iii), and the Lessee shall purchase the Facility on the first Determination Date occurring at least thirty (30) days after the date the Title Underwriter confirms in writing the total failure of title (which date shall be deemed the Event of Loss Purchase Date) pursuant to the provisions of Section 11.2(a) of the Participation Agreement, which purchase shall be deemed an Event of Loss Purchase. In such event, upon compliance with all of the provisions of Section 11.2(a) of the Participation Agreement, all such title insurance proceeds shall be allocated among (x) the Lessor, as owner of the Building and the Estate for Years and as holder of rights under the Option and Estate for Years Agreement and the Three Party Agreement, (y) the Remainderman, as owner of the Remainder and as holder of rights under the Option and Estate for Years Agreement and the Three Party Agreement and (z) the Lessee, as their respective interests may appear.

                  (ii) If the proceeds relate to title defects, events or circumstances which constitute less than a total failure of title, (A) said proceeds shall be used to cure such title defects, events or circumstances (or to reimburse any Person who has effected, in whole or in part, such cure), and shall be held, pending such use, in accordance with the provisions of Sections 9(f)(i) and (if applicable) 9(g) and
         (B) the balance, if any, shall be distributed in accordance with

                                                                 Lease Agreement

         Section 9(f)(iii).

S7. LIENS. The Lessee shall not directly or indirectly create, grant, incur or suffer to exist any Lien on or with respect to the Facility or the Site, the Lessor's title thereto or interest therein, as the case may be, or any title or interest of the Lessee therein, except Permitted Liens. The Lessee, at its own expense, shall promptly take such action as may be necessary duly to discharge any such Lien that may arise. WITHOUT LIMITING THE OBLIGATION OF THE BANK OR THE OWNER PARTICIPANT TO DISCHARGE LESSOR LIENS OR OWNER PARTICIPANT LIENS, RESPECTIVELY, NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE FACILITY, THE SITE OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE FACILITY, THE SITE OR ANY PART THEREOF.

                                                                 Lease Agreement


S8.          OPERATION AND MAINTENANCE; MODIFICATIONS; IDENTIFICATION.

         (a) OPERATION AND MAINTENANCE.

                  (i) STANDARD. The Lessee shall do each of the following: (1) operate and maintain all parts of the Premises and the Site in good repair and condition and will take all actions and will make all Modifications (if any), structural or nonstructural changes, repairs and upgrades which may be required to keep all parts of the Premises and the Site in good repair and condition consistent with customary standards applicable to the maintenance of first class commercial office buildings of similar age and size in the area of Wall Township, New Jersey and consistent with the condition delivered to the Lessee on the Basic Term Commencement Date (ordinary wear and tear excepted); (2) operate and maintain the Premises and the Site and make Modifications (if any) in compliance in all material respects with all Applicable Laws and applicable Governmental Actions; (3) operate and maintain the Premises and the Site in at least substantially the same manner and in accordance with the same standards as the Lessee or its Affiliates maintains any other similar property owned, leased or subleased by the Lessee or any such Affiliate and without in any way discriminating against the Premises or the Site, whether by reason of its leased status or otherwise; (4) operate, service, maintain or repair the Premises and the Site in all material respects as may be required to comply with the conditions of all insurance policies required to be maintained pursuant to Section 10; and (5) comply in all material respects with all easements existing from time to time with respect to the Premises and the Site and maintain all services of public utilities, in each case as may be necessary for the use and operation of the Premises and the Site as a first class commercial office building in the area of Wall Township, New Jersey. Neither the Lessor nor the Remainderman shall have any obligation to operate, service, maintain, alter, repair, rebuild or replace the Premises and the Site or any part thereof, and

                                                                 Lease Agreement

         the Lessee expressly waives the right to perform any such action at the expense of the Lessor pursuant to any Applicable Law.


                  (ii) PAYMENT OF TAXES AND OTHER IMPOSITIONS. Without limiting the provisions of Section 7.1 of the Participation Agreement, upon the written request of the Lessor or the Remainderman, the Lessee shall provide the Lessor or the Remainderman as the case may be, with evidence of the payment of any Taxes, utility charges or other impositions, the failure of which to be paid would cause the imposition of a Lien (other than a Permitted Lien) upon the Premises or the Site.

                  (iii) ENCROACHMENTS. The Lessee shall undertake no addition to or improvement of the Premises which encroaches onto property not a part of the Site unless it shall have obtained a license, easement, encroachment or other agreement in form and substance reasonably satisfactory to the Lessor and the Remainderman from the Person owning the property into which the addition or improvement encroaches.

         (b) INSPECTION. Upon not less than five (5) Business Days' notice to the Lessee (unless an Event of Default shall have occurred and be continuing, in which case no such notice shall be required), the Lessor, the Remainderman, the Indenture Trustee, any Participant and their respective authorized representatives shall, at such party's sole cost, risk and expense (unless an Event of Default shall have occurred and be continuing, in which case at the Lessee's cost and expense), have the right to inspect and/or environmentally assess the Premises and the Site from time to time during normal business hours; provided, however, that (i) any inspection pursuant to this Section 8(b) shall be subject to rights of existing tenants and subtenants, Applicable Law and the Lessee's standard security and safety rules established from time to time and
(ii) each Person conducting any inspection pursuant to this Section 8(b) shall be accompanied by an authorized representative of the Lessee unless an Event of Default shall have occurred and be continuing, in which case no such

                                                                 Lease Agreement

accompaniment shall be required. No inspection pursuant to this Section 8(b) shall unreasonably interfere with the use, operation or maintenance of the Premises or the Site or the normal conduct of the business of the Lessee or any Affiliate tenant or occupant thereof or that of any applicable sublessee. No person entitled to make any inspection or inquiry referred to in this Section 8(b) shall have any duty to make any such inspection or inquiry, or shall incur any obligation or liability by reason of not making any such inspection or inquiry.

         (c) MODIFICATIONS. The Lessee, at its cost and expense and subject to
Section 8(g), shall make any Modification required by any Applicable Law or Governmental Action or as required in order for the Lessee to maintain any insurance policy required to be maintained by the Lessee pursuant to Section 10. In addition, the Lessee, at its cost and expense, from time to time may make any Modification that the Lessee may deem desirable in the conduct of its business, subject to the immediately succeeding sentence. All Modifications made pursuant to either of the first two sentences of this Section 8(c) shall be completed in a good and workmanlike manner and in a manner that does not (i) decrease the Fair Market Sales Value, utility, residual value or remaining useful life of the Site or the Premises from that immediately prior to making such Modification assuming that the Facility was in the condition required by this Lease or (ii) cause the Premises or the Site to be characterized as "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2 C.B. 647; provided, however, that Modifications required by Applicable Law or insurance requirements which are completed in a good and workmanlike manner shall in all cases be deemed to have satisfied the requirements of this sentence. All such Modifications, upon completion, and the making of all such Modifications shall comply with all Applicable Laws and with the applicable conditions of all insurance policies required to be maintained by the Lessee pursuant to Section 10.

         (d) TITLE TO MODIFICATIONS. Title to each Modification shall vest as follows:

                                                                 Lease Agreement

                  (i) in the case of each Nonseverable Modification the Lessor shall, without further act, effective on the date such Nonseverable Modification shall have been incorporated into the Premises or the Site, acquire title to such Nonseverable Modification;


                  (ii) in the case of each Severable Modification which is in replacement of or in substitution for a portion of the Premises, the Lessor shall, without further act, effective on the date such Severable Modification shall have been incorporated into the Premises or the Site, acquire title to such Severable Modification; and

                  (iii) in the case of each Severable Modification which does not become the property of the Lessor pursuant to clause (ii), the Lessee shall retain title to such Severable Modification.

         Immediately upon title to a Modification vesting in the Lessor pursuant to subparagraphs (i) or (ii) of this Section 8(d), such Modification shall, without further act, become subject to this Lease and be deemed part of the Facility for all purposes hereof. Modifications, title to which remains in the Lessee pursuant to subparagraph (iii) of this Section 8(d), shall not be or be deemed to be a part of the Facility.

         (e) REMOVAL OF PROPERTY. Subject to compliance with Applicable Law and any applicable insurance requirements under insurance policies maintained by the Lessee under Section 10, the Lessee may remove from time to time any Severable Modification to which the Lessee has title in accordance with Section 8(d)(iii), and any other property to which the Lessee shall have title; provided, however, that the Lessee, at its expense and in any event prior to the Lease Termination Date (or in the event of a termination under Section 16(a), promptly thereafter), shall repair any damage to the Premises or the Site caused by such removal. If any Part is removed by the Lessee from the Premises for the purpose of making any Modification or of replacement

                                                                 Lease Agreement

thereof with another Part, title to such removed Part shall remain the property of the Lessor, no matter where such removed Part is located, until such time as the Modification has been completed or the Part constituting a replacement thereof shall have been incorporated into the Premises, at which time, without further act, title to such removed Part shall vest in the Lessee or in such Person as shall be designated by the Lessee, free of the Lien of the Indenture, and such Part shall not thereafter be part of the Premises. Each replacement Part shall be free and clear of all Liens (except Permitted Liens), shall upon installation become a part of the Premises (with title thereto vesting in the Lessor), and shall be in as good operating condition as, and shall have a Fair Market Sales Value, residual value, utility and remaining useful life at least equal to, that of the Part removed, it being assumed for purposes of this sentence that such removed Part was in at least the condition and state of repair required by Section 8(a).

         (f) TRADE FIXTURES AND OTHER EQUIPMENT. The trade fixtures, personal property, machinery, equipment and the like in the Premises which are owned by the Lessee or are owned by the Seller and were not transferred to the Lessor under the Bill of Sale are acknowledged by the Lessor to be the property of the Lessee and the Seller, respectively (and do not constitute part of the Facility) and, without the Lessor's prior written approval, the Lessee or the Seller, as the case may be, may make such improvements and alterations thereto as it may desire, at its own expense. Subject to Section 8(e), any such trade or other fixtures and any trade or other fixture of the Lessee hereafter made or installed by or for the Lessee and not constituting a Nonseverable Modification or a Severable Modification title to which has passed to the Lessee, shall remain the property of the Lessee or the Seller, as the case may be, and in case of damage or destruction thereto by fire or other causes, the Lessee or the Seller, as the case may be, shall have the right to recover the value thereof as its own loss from any insurance company with which it has insured the same, or to claim an award in the event of condemnation but in either case only in the event the amount of insurance proceeds or condemnation awards

                                                                 Lease Agreement

otherwise payable with respect to the Facility is not reduced. The Lessee may remove all or any of such things, at any time during the Lease Term (or in the case of a termination under Section 16(a), promptly thereafter) or, at its option, the Lessee may abandon the same, in whole or in part, to the Lessor at the expiration or earlier termination of the Lease Term by vacating the Premises without removing the same, in which case title to such property shall vest in the Lessor and such property shall become part of the Premises for the purposes of Section 5(b); provided that in the case of any such removal by the Lessee, the Lessee shall repair any damage to the Premises or the Site caused by such removal; and provided, further, that the Lessee shall pay, or reimburse the Lessor or the Remainderman, as the case may be, for, any reasonable costs incurred by the Lessor in connection with the removal or disposal by it of such abandoned property.

         (g) CONTEST OF REQUIREMENTS OF LAW. If, with respect to any requirement of Applicable Law or any Governmental Action relating to the use, operation or maintenance of the Premises or the Site, (i) the Lessee is contesting diligently and in good faith by appropriate proceedings such requirement or Governmental Action (in which case such contest shall be completed prior to the date the Facility is to be returned to the Lessor hereunder), or (ii) compliance with such requirement or Governmental Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance exempting the Premises or the Site from such requirement or Governmental Action or (iii) the Lessee shall be making a good faith effort and shall be diligently taking appropriate steps to comply with such requirement or Governmental Action (in which case such compliance shall be effected prior to the date the Facility is to be returned to the Lessor hereunder), then the failure by the Lessee to comply with such requirement or Governmental Action shall not constitute a Default or Event of Default hereunder; provided, however, that in the case of each of clauses (i) through (iii) above, such contest or noncompliance does not involve (A) a material risk of foreclosure, sale, forfeiture or loss of, or imposition of any Lien other than a Permitted Lien on, any part

                                                                 Lease Agreement

of the Premises or the Site, (B) a material risk of extending the ultimate imposition of such Applicable Law or Governmental Action beyond the termination of the Basic Term or the current Renewal Term, as the case may be (unless there shall have been furnished indemnification reasonably satisfactory to the Lessor and the Remainderman), (C) a risk of any material civil liability or any risk of criminal liability being imposed on the Lessor, the Site, the Premises, the Owner Participant, the Indenture Trustee, any Loan Participant or the Remainderman (unless, with respect to civil liability, there shall have been furnished indemnification satisfactory to each such party), (D) any interference with the payment of Rent, (E) risk of any material adjustment of, or material interference with, the use, possession or disposition of the Premises or the Site or (F) a material risk of reduction of the value, utility or remaining useful life of the Premises or the Site; provided, however, that the Lessee shall not be obligated to cure any noncompliance with respect to the Premises or the Site including, without limitation, any prior nonconforming structure or uses to the extent such noncompliance does not constitute a current violation of Applicable Law. The Lessee shall provide the Lessor and the Indenture Trustee with notice of any contest of the type described in clause (i) above in detail sufficient to enable the Lessor and the Indenture Trustee to ascertain whether such contest may have any material adverse effect of the types described in clauses (A) through (F) above. Notwithstanding the foregoing, compliance with Applicable Laws regarding Taxes and contests of Taxes shall not be subject to this Section 8(g), but rather shall be subject to the provisions of Section 7.1 of the Participation Agreement or the provisions of the Tax Indemnification Agreement, whichever is applicable to the Taxes at issue.

         (h) IMPROVEMENTS. The Lessee shall not construct, or cause to be constructed, any additional building or buildings, any additional structure or structures, or any comparable additional improvement or improvements, in each case that would materially increase the gross square footage of the Building or any other building or structure on the Site or that would reduce the value of the Building or any other building or structure on the Site

                                                                 Lease Agreement

(each an "Additional Improvement" and collectively, "Additional Improvements") without the Lessor's and the Remainderman's prior written consent (which consent shall not be unreasonably withheld or delayed and shall not be conditioned upon the payment to the Lessor or the Owner Participant of any fee for receipt of such consent); provided, however, that the Lessor's consent shall not be required for any Additional Improvement if the following conditions are satisfied with respect thereto:

                  (i) the scheduled period of construction from commencement of construction until such Additional Improvement is under roof and enclosed shall not extend beyond the date which is one (1) year prior to the end of the Lease Term; and

                  (ii) the Lessee shall deliver to the Lessor certificates of any additional insurance which the Lessee shall obtain in connection with construction of such Additional Improvement, with the Additional Insureds being named additional insureds thereunder; provided, however, that in the case of any insurance obtained by the Lessee from any contractors, the Lessee shall not be required to deliver such insurance certificates to the Lessor, but shall use commercially reasonable efforts to so obtain such certificates.

Title to all Additional Improvements shall, without further act, automatically vest in the name of the Lessor.

         (i) REPORTS. To the extent permissible under Applicable Law, the Lessee shall, at the Lessee's cost and expense, prepare (or cause to be prepared) and file in a timely fashion, or, if the Lessor shall be required pursuant to Applicable Law to file, the Lessee, at the Lessee's cost and expense, shall prepare or cause to be prepared and delivered to the Lessor within a reasonable time prior to the date for filing, and the Lessor shall, upon receipt thereof from the Lessee, file all reports, applications, permits, requests or other filings with respect to the Premises or the Site or the condition or operation thereof

                                                                 Lease Agreement

that shall be required to be filed with any Governmental Authority and if, in the Lessee's reasonable judgment, it is necessary or appropriate for the Lessor to sign, approve or join in any such report, application, permit, request or other filing, the Lessor shall not unreasonably refuse to sign, approve or join therein promptly after the receipt of the Lessee's written request therefor and reasonable opportunity to review same (with appropriate consultants reasonably acceptable to the Lessee), and any reasonable out-of-pocket expenses incurred by the Lessor, the Owner Participant or the Remainderman in connection therewith shall be promptly paid on an After-Tax Basis by the Lessee upon receipt of bills therefor.

         (j)  ENVIRONMENTAL COMPLIANCE.

                  (i) The Lessee shall promptly notify the Owner Participant, the Lessor, the Indenture Trustee and the Remainderman, with reasonable detail, in writing of (A) any fact, circumstance, condition, occurrence, omission or release (as that term is defined under Environmental Laws) at, around, under or from the Site or the Premises that may result in material expense relating to any Environmental Laws or Hazardous Substances, such notice to be given no later than ten days after the condition is discovered or such occurrence takes place, and
         (B) any pending or threatened Claim against the Lessee, the Site or the Premises relating to an alleged violation of Environmental Laws, such notice to be given no later than ten days after such Claim is commenced or threatened. Upon request, the Lessee shall provide copies of all written communications and other documents relating to any such notice.

                  (ii) The Lessee shall take any and all actions, at the Lessee's sole cost and expense, necessary to conduct and complete any investigation, study, sampling and testing and undertake any cleanup, removal, remedial, corrective, responsive or other action, in each case as necessary to abate, correct, remove and clean up or remediate any violation of applicable Environmental Laws or any release

                                                                 Lease Agreement

         at, on, under, around or from the Site or the Premises in compliance with Environmental Laws.

                  (iii) The Lessee will not cause or permit the use, release, generation, treatment, storage, recycling or disposal (as those terms are defined under Environmental Laws) of any Hazardous Substances on the Site or the Premises or the transportation of Hazardous Substances to or from the Site or the Premises, other than in de minimis quantities in the ordinary course of business and in compliance with Environmental Laws. The Lessee will not permit the Site or the Premises to be used or operated by the Lessee, its sublessees, and/or its and their respective agents, employees, contractors and invitees in a manner which creates any liability under any Environmental Laws.

                  (iv) The Lessee shall comply with all Environmental Laws now or hereafter applicable to the use, modification, operation, construction or maintenance of the Site or the Premises and the Lessee shall have sole responsibility for all expenses (including attorney, professional or consultant fees or costs) associated with such compliance, including compliance with any such Environmental Laws directed to any Participant, the Owner Trustee, the Indenture Trustee, the Lessor or the Remainderman or to which any Participant, the Owner Trustee, the Indenture Trustee, the Lessor or the Remainderman may become subject with respect to its interests in the Premises and the Site. The Lessee covenants that it shall not install or permit the installation by the Lessee, its sublessees and/or its or their respective agents, employees, contractors and invitees of any above ground or underground storage tanks (other than septic tanks), surface impoundments or asbestos containing materials.

                  (v) The Lessee shall (on its behalf and on behalf of the Lessor), at the Lessee's sole cost and expense, comply with the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA"). The Lessee shall (on its behalf and on

                                                                 Lease Agreement

         behalf of the Lessor), at the Lessee's sole cost and expense, make all submissions to, provide all information to, and comply with all requirements of, the Department of Environmental Protection or its successor.

S9.          EVENT OF LOSS.

         (a) DAMAGE, LOSS OR CASUALTY EVENT.

                  (i) If an Event of Loss shall occur, or if any substantial part of the Premises or the Site shall suffer damage, destruction, loss, condemnation, confiscation, theft or seizure that does not constitute an Event of Loss, the Lessee shall promptly, and in any case within ten (10) days after such event, so notify the Lessor, the Remainderman and the Indenture Trustee and, at the Lessee's sole expense, shall diligently pursue collection of insurance or condemnation proceeds in a manner reasonably acceptable to the Lessor, the Owner Participant and the Remainderman.

                  (ii) If a Casualty shall occur, the Lessee shall, within ninety (90) days of the occurrence of such Casualty, notify the Lessor and the Remainderman in writing of its election to either (A) so long as no Default or Event of Default shall have occurred and be continuing, reconstruct the Premises and the Site pursuant to Section 9(b)(ii) or (B) whether or not a Default or an Event of Default shall have occurred and be continuing, (x) if such Casualty occurs during the Basic Term, make an irrevocable, rejectable purchase offer for the Facility pursuant to Section 9(c)(i) or (y) if such Casualty occurs during any Renewal Term, make an irrevocable, rejectable purchase offer for the Facility pursuant to Section 9(c)(ii). For any Casualty which occurs during the Basic Term, failure to give such a notice within such 90-day period or, if the Lessee has given notice pursuant to clause (A) of this Section 9(a)(ii) that it will reconstruct the Premises and the Site, failure of the Lessee to reconstruct the Premises and the Site in accordance with Section 9(b)(ii), shall be deemed to be a rejectable

                                                                 Lease Agreement

         purchase offer for the Facility pursuant to clause (B)(x) of this
         Section 9(a)(ii) and Section 9(c), and for any Casualty which occurs during any Renewal Term, failure to give such notice within such 90-day period shall be deemed to be an election of the provisions of clause
         (B)(y) of this Section 9(a)(ii). Unless the Lessee shall elect to reconstruct the Premises and the Site, such Casualty shall be a "Casualty Event" and constitute an Event of Loss.

         (b)  REPAIR.

                  (i) If the Premises or the Site or any part thereof shall suffer damage that does not constitute a Casualty or an Event of Loss, the Lessee shall make or cause to be made such repairs as are necessary to ensure that the Premises and the Site are restored to the condition and value thereof immediately preceding such damage, assuming the Premises and the Site had been maintained in the condition and state of repair required under Section 8(a)(i); provided, however, that the Lessee shall have the right to use any insurance proceeds received by reason of such damage for such repairs pursuant to the terms and conditions of Section 9(f); and provided, further, that such repairs shall be commenced promptly (in any event within six (6) months of such damage subject to Force Majeure delays) and be completed promptly (subject to Force Majeure delays), but in any event such repairs shall be completed not later than the Lease Termination Date.

                  (ii) So long as no Event of Default shall have occurred and be continuing, if a Casualty occurs and the Lessee has given notice pursuant to Section 9(a)(ii) that it will reconstruct the Premises and the Site, then the Lessee shall promptly commence the reconstruction of the Premises and the Site (such that the resulting Premises and the Site shall have a Fair Market Sales Value, residual value, utility and remaining useful life at least equal to that which the Premises and the Site had immediately prior to its destruction or damage (assuming that the Premises and the

                                                                 Lease Agreement

         Site had been maintained in the condition required under the terms of this Lease) and otherwise be in the condition and state of repair required under Section 8(a)(i)) and shall thereafter promptly complete the reconstruction (subject to Force Majeure delays), but in any event such reconstruction shall be completed not later than the Lease Termination Date.

                  (iii) Should any damage, loss, condemnation, requisition by a Governmental Authority, confiscation, theft or seizure occur with respect to the Premises or the Site (whether or not constituting an Event of Loss), no Rent shall be abated hereunder at any time by virtue thereof.

         (c) CASUALTY EVENT; REQUISITION OF TITLE; REQUISITION OF USE; PAYMENT OF CASUALTY VALUE.

                  (i) CASUALTY DURING BASIC TERM. In the event the Lessee shall elect (or be deemed to have elected) pursuant to Section 9(a)(ii)(B)(x) to make an irrevocable, rejectable offer to purchase the Facility (which, for this purpose, shall include, without limitation, all rights of the Lessor under the Option and Estate For Years Agreement and the Three Party Agreement and the Ground Lease, if applicable), then the Lessee shall purchase the Facility on a Determination Date (which shall be the Determination Date next following the date one hundred fifty
         (150) days following the occurrence of the Casualty Event) at a purchase price equal to the sum of (A) Casualty Value determined as of such Determination Date, plus (B) all Supplemental Rent due and owing on such Determination Date, plus (C) all Basic Rent payable in arrears and due and owing on such Determination Date (it being understood that the Lessee shall pay when due any Basic Rent due and payable on a Rent Payment Date which occurs on or after the date of such Casualty Event but prior to the Determination Date), plus (D) without duplication of any such amounts included within clauses (A), (B) and (C) above, all accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents as of the Determination Date.

                  If the Lessee has elected (or is deemed to have elected) pursuant to Section 9(a)(ii)(B)(x) to make an irrevocable, rejectable offer to purchase the Facility and the Lessor accepts such offer by a writing signed by the Lessor with a copy to the Indenture Trustee or fails to expressly reject such offer in the manner provided in the final paragraph of this Section 9(c)(i) within sixty (60) days from the date of the Lessee's offer or deemed offer, the Lessee shall pay the purchase price specified in the immediately preceding paragraph to the Indenture Trustee (so long as the Indenture has not been satisfied or discharged)

                                                                 Lease Agreement

         or thereafter to the Lessor, on the Determination Date specified in the immediately preceding paragraph. Upon payment in full of all amounts payable pursuant to the immediately preceding paragraph, (x) the Lease Term shall end, (y) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment and (z) the Lessor shall Transfer to the Lessee, or if the Lessee shall so designate, to the property damage insurer, all right, title and interest of the Lessor in, to and under the Facility.

                  Anything herein to the contrary notwithstanding, if the Lessee shall fail to pay all amounts due under and pursuant to this Section 9(c)(i), no sale shall be consummated, this Lease shall continue in full force and effect and it shall be deemed that Lessee has rescinded its offer pursuant to Section 9(a)(ii)(B)(x) and the Lessee shall be required to repair, replace, restore or rebuild in accordance with
         Section 9(a)(ii)(A).

                  In the event that the Lessor expressly rejects in writing the offer of the Lessee to purchase the Facility as provided in the first paragraph of this Section 9(c)(i) at the purchase price stated therein (which rejection shall be effective only if it is signed by an Authorized Officer of the Lessor and so long as the Indenture has not been satisfied and discharged consented to in writing by the Indenture Trustee, it being agreed that such consent shall be deemed to have been given if the Lessor shall have irrevocably deposited with the Indenture Trustee an amount equal to the principal amount of, accrued and unpaid interest on and Make-Whole Amount, if any, and any other amounts due and owing under the Indenture with respect to the Outstanding Facility Notes), the Lessee shall, on the date that would otherwise have been the purchase date pursuant to the first paragraph of this Section 9(c)(i), pay the following amount to the Indenture Trustee (so long as the Indenture has not been satisfied and discharged) or thereafter to the Lessor (or, with respect to Supplemental Rent, the Person entitled thereto) or such amount shall be retained (in the case of the proceeds of insurance) by the Indenture Trustee (so long as the Indenture has not been satisfied or discharged) or

                                                                 Lease Agreement


         thereafter by the Lessor: the sum of (A) the amounts payable by the Lessee under Section 9(e)(ii), plus (B) all Supplemental Rent then due plus (C) all Basic Rent payable in arrears due and owing on such payment date (it being understood that Lessee shall pay when due any Basic Rent due on any Rent Payment Date which occurs on or after the date of such Event of Loss but before such payment date), plus (D) without duplication of any amounts included within clauses (A), (B) and
         (C) above, all accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents as of such payment date. Upon payment in full of such amount (1) the Lease Term shall end and (2) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

                  (ii) CASUALTY DURING A RENEWAL TERM. In the event the Lessee shall elect (or be deemed to have elected) pursuant to Section 9(a)(ii) to have a Casualty constitute a Casualty Event during any Renewal Term, and to make an irrevocable, rejectable offer to purchase the Facility (which, for this purpose, shall include, without limitation, all rights of the Lessor under the Option and Estate For Years Agreement and the Three Party Agreement and the Ground Lease, if applicable), then the Lessee shall purchase the Facility on a Determination Date (which shall be the Determination Date next following the date one hundred fifty
         (150) days following the occurrence of the Casualty Event) at a purchase price equal to the sum of (A) Casualty Value determined as of such Determination Date, plus (B) all Supplemental Rent due and owing on such Determination Date, plus (C) all Basic Rent payable in arrears and due and owing on such Determination Date (it being understood that the Lessee shall pay when due any Basic Rent due and payable on

                                                                 Lease Agreement


         a Rent Payment Date which occurs on or after the date of such Casualty Event but prior to the Determination Date), plus (D) without duplication of any such amounts included within clauses (A), (B) and
         (C) above, all accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents as of the Determination Date. Casualty Value during any Renewal Term shall equal a value based on a straight-line amortization of the difference between the Fair Market Sales Value of the Facility as of the commencement of such Renewal Term and the estimated Fair Market Sales Value of the Facility as of the expiration of such Renewal Term; provided, however, that both such Fair Market Sales Values shall be determined or estimated prior to the commencement of such Renewal Term pursuant to the Appraisal Procedure.

                  (iii) REQUISITION OF TITLE OR REQUISITION OF USE. The giving of notice by the Lessee pursuant to Section 9(a)(i) that a Requisition of Title or a Requisition of Use shall have occurred shall be deemed to be an irrevocable, rejectable offer by the Lessee to purchase the Facility (which for this purpose shall include, without limitation, all rights of the Lessor under the Option and Estate For Years Agreement and the Three Party Agreement and the Ground Lease, if applicable) on a Determination Date (which shall be the Determination Date next following the date one hundred fifty (150) days following the occurrence of such Requisition of Use or Requisition of Title) at a purchase price equal to the sum of (A) Casualty Value determined as of such Determination Date, plus (B) all Supplemental Rent due and owing on such Determination Date, plus (C) all Basic Rent payable in arrears and due and owing on such Determination Date (it being understood that Lessee shall pay when due any Basic Rent due and payable on a Rent Payment Date which occurs on or after the date of such Requisition of Use or Requisition of Title but prior to the Determination Date), plus
         (D) without duplication of any amounts included within clauses (A), (B) and (C) above, all

                                                                 Lease Agreement


         accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents as of such Determination Date.

                  If the Lessor accepts such offer by a writing signed by the Lessor with a copy to the Indenture Trustee or fails to expressly reject such offer in the manner provided in the final paragraph of this
         Section 9(c)(iii) within sixty (60) days from the date of the Lessee's offer, the Lessee shall on the Determination Date specified in the first paragraph of this Section 9(c)(iii), pay the purchase price specified in the first paragraph of this Section 9(c)(iii) to the Indenture Trustee so long as the Indenture has not been satisfied and discharged) or thereafter to the Lessor. Upon payment in full of all amounts described in clauses (A), (B), (C) and (D) of the first paragraph of this Section 9(c)(iii), (x) the Lease Term shall end, (y) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

                  Anything herein to the contrary notwithstanding, if the Lessee shall fail to pay all amounts due under and pursuant to this Section 9(c)(iii), no sale shall be consummated, this Lease shall continue in full force and effect and it shall be deemed that Lessee has rescinded its offer pursuant to the first paragraph of this Section 9(c)(iii) and the Lessee shall be required to pursue collection of condemnation proceeds in accordance with Section 9(a)(i).

                  In the event that the Lessor expressly rejects in writing the offer of the Lessee to purchase the Facility as provided in the first paragraph of this Section 9(c)(iii) at the purchase price stated therein (which rejection shall be effective only if it is signed by an Authorized Officer of the Lessor and so long as the Indenture has not been satisfied and discharged consented to in writing by the Indenture Trustee, it being agreed that such consent shall be deemed to have been given if the Lessor shall have

                                                                 Lease Agreement


         irrevocably deposited with the Indenture Trustee the principal amount of, accrued and unpaid interest on and Make-Whole Amount, if any, and any other amounts due and owing under the Indenture with respect to the Outstanding Facility Notes), the Lessee shall, on the date that would otherwise have been the purchase date pursuant to the first paragraph of this Section 9(c)(iii), pay the following amount to the Indenture Trustee (so long as the Indenture has not been satisfied and discharged) or thereafter to the Lessor (or, with respect to Supplemental Rent, the Person entitled thereto) or such amount shall be retained (in the case of the proceeds of insurance) by the Indenture Trustee (so long as the Indenture has not been satisfied or discharged) or thereafter by the Lessor: the sum of (A) the amounts payable by the Lessee under Section 9(e)(ii), plus (B) all Supplemental Rent then due plus (C) all Basic Rent payable in arrears due and owing on such payment date (it being understood that Lessee shall pay when due any Basic Rent due on any Rent Payment Date which occurs on or after the date of such Event of Loss but before such payment date), plus (D) without duplication of any amounts included within clauses (A), (B) and
         (C) above, all accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents as of such payment date. Upon payment in full of such amount (1) the Lease Term shall end and (2) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

         (d) CONDEMNATION OTHER THAN REQUISITION OF USE OR REQUISITION OF TITLE. In the case of a taking or condemnation not constituting a Requisition of Use or a Requisition of Title, (i) this Lease shall continue (but not beyond the Lease
Term), and each and every obligation of the Lessee hereunder and under each Transaction Document shall remain in full force and effect, and (ii) the Lessee shall, at its own expense and to the extent reasonably practicable, reconstruct or restore the affected portion of the Premises and the Site to the condition existing

                                                                 Lease Agreement


immediately prior thereto (assuming that immediately prior thereto, the Premises and the Site were in the condition required by Section 8(a)); provided that the Lessee shall have the right to use any amounts received by reason of such taking or condemnation for such reconstruction and restoration in accordance with
Section 9(f)(i). Any such amounts not so used shall be divided among the Lessor, the Remainderman and the Lessee as their respective interests shall appear.

         (e) APPLICATION OF PAYMENTS ON AN EVENT OF LOSS. Payments received by the Lessor (other than proceeds of insurance carried by the Lessor or the Owner Participant pursuant to Section 10(b)(ii), which shall be the unencumbered property of such party), the Lessee (other than proceeds of insurance carried by or on behalf of the Lessee described in Section 10(b)(i) (but only if the amount of insurance proceeds otherwise payable with respect to the Facility is not reduced as a result thereof), which shall be the unencumbered property of the Lessee) or the Indenture Trustee from any Governmental Authority, insurer or other Person, plus the amount of any payments which would have been due from an insurer but for the Lessee's self-insurance or policy deductibles, as a result of an Event of Loss shall be applied as follows (with any proceeds received prior to the acceptance (or deemed acceptance) or rejection of any rejectable purchase offer being held by the Indenture Trustee (or after release of the Lien of the Indenture on the Indenture Estate in accordance with its terms, by the Lessor), and invested at the direction of the Lessee, until such rejectable purchase offer is accepted (or deemed accepted) or rejected):

                  (i) in connection with an Event of Loss, if the Lessor shall accept (or be deemed to have accepted) the Lessee's rejectable purchase offer under Section 9(c), (x) so much of such payments as shall not exceed the amount of Casualty Value and all other amounts required to be paid by the Lessee pursuant to Section 9(c) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee or, if all such amounts have already been paid by the Lessee, shall be applied to

                                                                 Lease Agreement


         reimburse the Lessee for its payment of such amounts, and (y) any such payments that shall exceed the aggregate of the amounts payable pursuant to clause (x) above shall, in the case of insurance maintained by the Lessee pursuant to Section 10(a), be paid to, or retained by, and shall become the unencumbered property of the Lessee, and in the case of amounts received with respect to any Requisition of Title or Requisition of Use, or payments received from any other Person with respect to a Casualty, be divided among the Lessor, the Remainderman and the Lessee as their respective interests shall appear; or

                  (ii) in connection with an Event of Loss, if the Lessor shall reject the Lessee's rejectable purchase offer under Section 9(c),

                           (A) the Lessor shall be entitled to all such
                  insurance payments with respect to the Premises and the Lessee shall pay to the Lessor an amount equal to the Lessee's self-insurance and deductibles with respect to the Premises; and

                           (B) in the case of amounts received with respect to
                  any Requisition of Title or Requisition of Use, all such amounts shall be paid to the Lessee, the Lessor and the Remainderman as their respective interests shall appear.

         (f) APPLICATION OF PAYMENTS NOT RELATING TO AN EVENT OF LOSS. Payments received by the Lessor (other than proceeds of insurance carried by the Lessor or the Owner Participant pursuant to Section 10(b)(ii)), by the Lessee (other than proceeds of insurance carried by or on behalf of the Lessee described in
Section 10(b)(i), but only if the amount of insurance proceeds otherwise payable with respect to the Facility is not reduced as a result thereof) or by the Indenture Trustee from any Governmental Authority, insurer or other Person, plus the amount of any payments which would have been due from an insurer (but for the Lessee's self-insurance or policy deductibles) or with

                                                                 Lease Agreement

respect to any event giving rise to payment of an amount referred to in the second sentence of Section 6(c), or with respect to any destruction, damage, loss, condemnation, confiscation, theft, seizure of or requisition of title to the Facility or any part thereof, in each case not constituting an Event of Loss, shall be applied as follows:

                  (i) all such payments from insurers or from other Persons including Governmental Authorities, but excluding payments attributable to the Lessee's policy deductibles and self-insurance, shall be held by the Lessee for use in connection with any restoration or rebuilding of the Premises; provided, however, that any payments that are (x) in excess of $1,000,000 or (y) received after the occurrence and during the continuance of a Default or an Event of Default, shall be held by the Indenture Trustee (or after release of the Lien of the Indenture on the Indenture Estate in accordance with its terms, by the Lessor) as security for the obligations of the Lessee under Section 9(b) of this Lease, but any amounts so held shall be released and paid over to the Lessee from time to time so long as no Default or Event of Default has occurred and is then continuing, in each case upon presentation to the Indenture Trustee and the Lessor of a Lessee Request specifying the amount so to be released, and certifying that (A) the funds requested will, to the extent not applied to reimburse the Lessee for such expenditures already made, be applied to the payment of such expenditures incurred and that such expenditures are due and owing (or will be due and owing within the next sixty (60) days), (B) there exist no Liens (other than Permitted Liens) with respect to such repair, rebuilding or restoration, (C) the amounts remaining to be disbursed are sufficient to complete such repair, rebuilding and restoration and
         (D) such costs and expenses were not the subject of a previous Lessee Request hereunder; and

                  (ii) the balance, if any, of any payments representing proceeds of such insurance remaining after completion of such repair, rebuilding and restoration and the payment

                                                                 Lease Agreement

         therefor, shall be paid to the Lessee; and

                  (iii) the balance, if any, of any payments representing condemnation proceeds or like proceeds or any other payment remaining after completion of such repair, rebuilding and restoration and the payment therefor, shall be paid to the Lessor, the Remainderman and the Lessee as their respective interests may appear.

         If the Lessor or the Indenture Trustee shall in good faith desire to dispute the information contained in any Lessee Request, the Lessor or the Indenture Trustee, as the case may be, shall so notify the Lessee and the Lessor or the Indenture Trustee, as the case may be, in writing within ten (10) Business Days after the giving of such Lessee Request, specifying the amount intended to be disputed and the nature of the dispute. After such ten (10) Business Day period has elapsed, if the Lessor or the Indenture Trustee has not disputed the information contained in the Lessee Request, the Person holding such amounts shall promptly disburse to the Lessee out of such amounts the amount of such Lessee Request.

         (g) APPLICATION DURING EVENT OF DEFAULT. Notwithstanding the foregoing provisions of this Section 9 or the provisions of Section 10, if a Default or an Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to the second sentence of Section 6(c) or
Section 10 or this Section 9 shall be held by the Indenture Trustee (or after release of the Lien of the Indenture on the Indenture Estate in accordance with its terms, by the Lessor), as security for the obligations of the Lessee under this Lease until such time thereafter as no such Default or Event of Default shall be continuing, unless this Lease theretofore shall have been declared in default pursuant to Section 16, in which event such amount shall be applied in accordance with the provisions of this Lease; provided, however, that if a rejectable purchase offer is made (or deemed made) by the Lessee pursuant to
Section 9(c)(i) or 9(c)(iii) and such offer is accepted and the

                                                                 Lease Agreement

Transfer in connection therewith is consummated and payment in full of any Outstanding Facility Notes and all other amounts due under the Transaction Documents to the Lessor, the Indenture Trustee or any Participant is duly provided for, then contemporaneously with such Transfer and payment of such amounts, the Lessee shall be entitled to receive from the Indenture Trustee (or from the Lessor, as applicable) all such amounts unencumbered by any interest the Lessor.

                                                                 Lease Agreement



S10.          INSURANCE.

         (a) REQUIRED INSURANCE. The Lessee shall carry and maintain, or cause to be carried and maintained, at the Lessee's sole cost and expense, commercial general liability insurance (including contractual liability insurance) for claims for injuries or death sustained by persons or damage to property while on the Site or the Premises, and all risk property insurance coverage, including flood and earthquake, in each case in amounts and on terms and conditions that are consistent with the Lessee's then current practices and with insurance companies rated at least "A-X" by A.M. Best; provided, however, that such all risk property insurance coverage shall at all times be in an amount at least equal to the greater of (w) the replacement cost of the Premises and (x) the outstanding principal balance of and accrued interest on the Facility Notes (unless all risk property insurance coverage in such amount cannot be obtained by the Lessee, in which event the Lessee shall obtain an unconditional irrevocable sight draft letter of credit in favor of the Indenture Trustee and issued by a bank or other financial institution having a capital and surplus of at least $500,000,000 and a senior unsecured debt rating of A (by S&P) and A2 (by Moody's), which letter of credit shall have a face amount not less than the excess of (y) the amount of all risk property insurance coverage required pursuant to this proviso over (z) the amount of all risk property insurance coverage actually obtained by the Lessee); and provided, further, however, that the commercial general liability insurance shall at all times be in an amount at least equal to $35,000,000 per occurrence and not subject to an annual aggregate. In the event the provider of such Letter of Credit ceases to meet the standards set forth above, the Lessee will promptly and in any event within thirty (30) days substitute a new provider meeting such standards. The policies maintained by the Lessee pursuant to this clause (a) may, at the Lessee's option, be carried and maintained by the Lessee under the Lessee's blanket insurance policies. Each policy maintained by the Lessee pursuant to this clause
(a) shall (i) in the case of commercial general liability coverage, name

                                                                 Lease Agreement

the Lessor, the Remainderman, the Owner Participant, Dana Lease Finance Corporation, Dana Commercial Credit Corporation, Dana Credit Corporation, Dana Corporation, each Loan Participant and, so long as the Lien of the Indenture shall not have been discharged, the Indenture Trustee, as additional insureds (collectively, (the "Additional Insureds") thereunder and (ii) in the case of all risk property insurance coverage, name the Lessor, the Remainderman, the Owner Participant and each Loan Participant as additional insureds, name the Indenture Trustee as sole loss payee thereunder so long as any Facility Notes are Outstanding, and thereafter name the Lessor as sole loss payee, and, so long as the Lien of the Indenture shall not have been discharged, name the Indenture Trustee as mortgagee under a mortgagee endorsement in form and substance satisfactory to the Indenture Trustee. The obligation to pay premiums under the policies described in this clause (a) shall be the sole obligation of the Lessee and not that of any other insured.

         (b)  OTHER INSURANCE.

                  (i) Nothing in this Section 10 shall prohibit the Lessee from maintaining at its expense insurance on or with respect to the Facility or the operation, use and occupancy of the Facility, naming the Lessee as insured and/or loss payee for an amount greater than the insurance required to be maintained under this Section 10.

                  (ii) Nothing in this Section 10 shall prohibit the Lessor, the Owner Participant or the Remainderman from maintaining at its expense other insurance on or with respect to the Facility, the Site, or the operation, use and occupancy of the Facility or the Site, naming the Lessor, the Owner Participant or the Remainderman as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the availability of insurance required to be maintained under
         Section 10(a).

         (c) SELF-INSURANCE. For so long as the Lessee shall maintain the debt ratings and net worth described in Section

                                                                 Lease Agreement

10(f), (i) the Lessee may satisfy an amount not to exceed $2,500,000 of the all risk property insurance requirements set forth in Section 10(a)(w) through self-insurance by the Lessee (by means of a deductible, self-insured retention or otherwise) and (ii) the Lessee may maintain a deductible on its commercial general liability insurance not in excess of $2 million. In the event the annual audited financial statements of the Lessee for the years ending 5, 10, 15 and 20 years after the date hereof show that the Lessee's net worth for each such year (the "Test Year") has increased by at least 10% from its net worth for the immediately preceding Test Year, the Lessee may increase the deductible on its commercial general liability insurance under this Section 10(c) by an amount equal to the product obtained by multipying (1) the percentage increase in net worth for such Test Year by (2) 2,000,000, but in no event shall such deductible ever be in excess of $3 million.

         (d) [INTENTIONALLY OMITTED].

         (e) POLICY PROVISIONS AND ENDORSEMENTS. All policies of insurance carried in accordance with Section 10(a) shall provide in the policy or by endorsement to the extent available from the carriers satisfying the requirements of Section 10(a) selected by the Lessee in good faith that:

                  (i) All liability insurance shall provide that, insofar as the policy is written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability and deductibles, shall operate in the same manner as if there were a separate policy covering each insured;

                  (ii) The insurer thereunder waives all rights of subrogation against the Lessor, the Indenture Trustee, each Participant and the Remainderman, and waives any right of set-off and counterclaim and any other right to deduction whether by attachment or otherwise;

                  (iii) Such insurance shall be primary (which may

                                                                 Lease Agreement

         include umbrella policies) as to the Lessor, the Bank, the Indenture Trustee, each Participant and the Remainderman, without right of contribution of any other insurance carried by or on behalf of the Lessor, the Indenture Trustee, any Participant or the Remainderman;

                  (iv) Such insurance shall remain in full force and effect until the Lessor, the Owner Participant, the Indenture Trustee and the Remainderman are notified in writing at least thirty (30) days (or ten
         (10) days, in the case of non-payment of premiums) in advance of any cancellation or non-renewal or material change in the terms and conditions thereof;

                  (v) the respective interests of the Lessor, the Remainderman, the Indenture Trustee, the Loan Participants and the Owner Participant under all insurance policies required under Section 10(a) shall not be invalidated by any action or inaction of the Lessee or any other Person (other than the beneficiary of such respective interest) and such insurance shall insure the Lessor, the Remainderman, the Indenture Trustee, the Loan Participants and the Owner Participant as their interests may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee or any other Person (other than the beneficiary of such respective interest); and

                  (vi) With respect to the commercial general liability insurance maintained by the Lessee pursuant to this Section 10, (i) such coverage shall at all times maintain a retroactive date on or before the Closing Date (whether by purchasing an extended reporting period or otherwise) and (ii) if on the Lease Termination Date such coverage is not maintained on an "occurrence form" basis, such coverage shall continue for a period of seven (7) years after the Lease Termination Date (whether by purchasing an extended reporting period or otherwise).

                                                                 Lease Agreement

         (f) ADJUSTMENT OF INSURANCE REQUIREMENTS. In the event that, on any date, the senior long term debt rating of the Lessee, as given by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P") in their regular rating reports, is lower than BBB+ (as given by S&P) or Baa1 (as given by Moody's) or the Lessee's net worth is less than 60% of its net worth reflected in its most recent (as of the date hereof) audited financial statements, then the Lessee shall promptly (and in any event within thirty (30) days) obtain and maintain insurance in the full amounts required under Section 10(a) and with insurance companies meeting the criteria set forth therein, subject to deductibles of no more than $150,000 with respect to all risk property insurance and $200,000 with respect to liability insurance.

         (g) EVIDENCE OF INSURANCE. The Lessee shall deliver to the Lessor, each Participant, the Remainderman and the Indenture Trustee at least two (2) days before the Closing Date and annually thereafter, certificates of insurance evidencing the provisions described in this Section 10 executed by the insurer or its duly authorized agent. Without limiting the foregoing, each such certificate shall set forth the insurance obtained in accordance with this
Section 10 and state that such insurance is in full force and effect, all premiums then due and payable thereon have been paid and, in the opinion of the signer, such insurance complies with the provisions of this Lease. During the Lease Term, if an Event of Default has occurred and is continuing and the Lessor or (so long as the Indenture has not been satisfied and discharged) the Indenture Trustee so requests, the Lessee shall deliver to the Lessor and the Indenture Trustee copies of all insurance policies required by this Section 10.

                                                                 Lease Agreement


S11.       RIGHTS TO SUBLEASE; ASSIGNMENT BY LESSOR AS SECURITY.

         (a) SUBLEASE BY THE LESSEE. So long as no Default or Event of Default shall have occurred and be continuing, the Lessee may, without the consent of the Lessor, (A) sublease all or any portion of the Facility to any Affiliate of the Lessee, or (B) sublease less than substantially all of the Facility to any Person; provided, however, that in each of the foregoing cases (i) such sublease shall be expressly subject and subordinate to this Lease, the Indenture and the Mortgage, (ii) such sublease shall not release the Lessee from any of its obligations as the Lessee hereunder, (iii) such sublease will not cause all or any portion of the Facility to constitute "tax exempt use property" within the meaning of Section 168(g) or (h) of the Code (or any successor provisions thereto), (iv) such sublessee is not subject to any bankruptcy or insolvency proceedings and is generally paying its debts as they become due, and (v) the term of such sublease shall not extend beyond the Lease Termination Date. The rights of any sublessee and the obligations of the sublessor under any future sublease (each, a "Future Sublease") shall not be inconsistent with the obligations of the Lessee and, during the Lease Term, the rights of the Lessor under this Lease.

         (b)  SUBLESSEE NON-DISTURBANCE; ASSIGNMENT OF EXISTING
LEASES.

                  (i) Notwithstanding the provisions of clause (i) of the proviso to the first sentence of Section 11(a), with respect to any tenants and subtenants under any lease or sublease described on
         Schedule 8 to the Participation Agreement (collectively, the "Existing Leases"), such tenants and subtenants shall be entitled to all rights of non-disturbance available under, and other rights expressly set forth in, their respective Existing Leases as currently in effect, as well as all rights of non-disturbance available under Applicable Law.

                  (ii) The Lessor hereby grants, transfers, assigns and conveys to the Lessee, during the Lease Term and subject to

                                                                 Lease Agreement


         the rights of the Indenture Trustee therein pursuant to the Security Documents, all of the right, title and interest of the Lessor in and to the Existing Leases (with all extensions, renewals, amendments and modifications, if any, from time to time), and the Lessee hereby assumes all of the obligations of the Lessor under the Existing Leases. Unless an Event of Default shall have occurred and be continuing, the Lessor hereby covenants and agrees that the Lessee shall have the right to enforce, terminate, extend, renew or otherwise amend or modify any of the Existing Leases; provided, however, that no amendment or modification shall be entered into which would not be permitted to be included in a sublease permitted by the other provisions of this Lease. It is understood and agreed that the grant and assignment of the Existing Leases in this clause (ii) is subject and subordinate to the Lien of the Mortgage and the other Security Documents, notwithstanding that this Lease (or a memorandum hereof) is being filed for record in the appropriate recording office prior to recordation of the Mortgage and other Security Documents.

                  (iii) To secure the prompt and full performance and payment by the Lessee of its obligations under the Transaction Documents, the Lessee hereby assigns to the Lessor, subject to the conditions hereinafter set forth, all of the Lessee's right, title and interest in and to all Existing Leases and all rents, issues and profits accruing thereunder, and all guarantees and security deposits with respect to such Existing Leases; provided, however, that such assignment, although presently effective, is given solely as security, and the Lessor hereby irrevocably waives the right to exercise the Lessor's rights pursuant to this clause (ii) until and unless an Event of Default shall have occurred and be continuing. The Lessee hereby irrevocably directs each tenant under any such Existing Lease (each, an "Existing Subtenant") to pay to the Lessor the rentals or other sums payable under such Existing Subtenant's sublease when, as and if directed to do so by the Lessor in a written notice to such Existing Subtenant in which the Lessor shall

                                                                 Lease Agreement


         certify that an Event of Default shall have occurred and be continuing under this Lease. The Lessee hereby irrevocably notifies and directs each Existing Subtenant to pay such amounts to the Lessor in the event such Existing Subtenant receives any such notice from the Lessor, and the Lessee hereby irrevocably waives any claims for non-payment of such rentals or other sums that might arise as a result of such payments to the Lessor.

                  (iv) The Lessee shall not enter into any renewals of the Existing Leases unless such Existing Leases, as renewed, are subject and subordinate to this Lease. The Lessee may not permit or suffer to exist any Lien (other than the Lien of the First Mortgage Bonds) on any sublease of the Premises without the prior written consent of the Lessor and the Indenture Trustee, except Permitted Liens. The Lessee shall, within ten (10) Business Days after the execution of any sublease with a sublessee that is not an Affiliate of the Lessee, deliver to the Lessor, the Remainderman and the Indenture Trustee a conformed copy thereof (with acknowledgments, if any) and a conformed copy of any short form lease or memorandum of lease. Any sublease not permitted by this Section 11(b) shall be void.

         (c) ASSIGNMENT BY THE LESSOR TO THE INDENTURE TRUSTEE AS SECURITY FOR THE LESSOR'S OBLIGATIONS. To secure the Secured Indebtedness, the Lessor will assign to the Indenture Trustee, for the benefit of the Loan Participants (i) its right, title and interest in and to this Lease (including the right to receive all payments of Rent but excluding any Excepted Rights and Payments), to the extent provided in the Indenture, and (ii) its right, title and interest in and to the Facility. The Lessee hereby (w) consents to such assignment and to the terms of the Indenture, (x) agrees (and the Lessor hereby authorizes and directs the Lessee) to pay directly to the Indenture Trustee at the Indenture Trustee's Office on behalf of the Lessor (until the Lien of the Indenture on the Indenture Estate shall have been released in accordance with its terms, and evidence thereof shall have been delivered to the Lessee) all amounts of Rent (other than payments

                                                                 Lease Agreement


with respect to Excepted Rights and Payments) due or to become due to the Lessor, (y) agrees that the right of the Indenture Trustee to any such payments shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including, without limitation, those circumstances set forth in Section 4, and (z) agrees that, to the extent provided in the Indenture (until the Lien of the Indenture on the Indenture Estate shall have been released in accordance with its terms), the Indenture Trustee shall have or shall share with the Lessor such rights of the Lessor hereunder (other than Excepted Rights and Payments) as are specified in the Indenture.

         (d) OTHER ASSIGNMENTS BY THE LESSOR. During the Lease Term, the Lessor may transfer, sell or convey the Facility or assign its rights and obligations under this Lease only in accordance with the Transaction Documents, including, without limitation, the limitations contained in Section 4.8 of the Indenture and Sections 21 and 22 of this Lease.

         (e) ATTORNMENT. In the event of (i) the foreclosure of any mortgage or deed of trust made by the Lessor covering the Facility (including, without limitation, the Indenture and the Mortgage), (ii) the giving of a deed in lieu of foreclosure by the Lessor with respect to the Facility, (iii) the filing of a petition in bankruptcy or other similar insolvency proceeding by or against the Lessor, or (iv) any other permitted transfer by the Lessor of title to the Facility, then the Lessee shall, at the request of the mortgagee, beneficiary of the deed of trust, trustee in bankruptcy, receiver or transferee, as the case may be, attorn to the purchaser or other transferee of the Facility, including the Indenture Trustee, or the mortgagee or beneficiary of the deed of trusts upon any such foreclosure, sale, filing or transfer, and recognize such purchaser or other transferee as the Lessor under this Lease.

         (f) CORPORATE CHANGE. The Lessee shall not be a party to any Corporate Change unless: (a) the successor corporation (if other than the Lessee) formed by such consolidation or into which the Lessee shall be merged or the Person that shall acquire by

                                                                 Lease Agreement


sale, conveyance, transfer or lease all or substantially all the assets of the Lessee shall (i) be a corporation duly organized, validly existing and in good standing under the laws of the United States of America, any state thereof or the District of Columbia and qualified to transact business in the State of New Jersey and (ii) execute and deliver to the Owner Participant, each Loan Participant, the Remainderman, the Owner Trustee and the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Owner Participant, each Loan Participant, the Remainderman, the Owner Trustee and the Indenture Trustee in which such successor corporation shall assume the due and punctual performance of each covenant and condition of this Lease and all other Transaction Documents to which the Lessee is a party to be performed or observed by the Lessee, (b) such transaction shall not cause a Default or Event of Default to occur and (c) the Lessee shall have delivered to the Owner Participant, each Loan Participant, the Remainderman, the Owner Trustee and the Indenture Trustee an opinion of outside counsel addressed to, and in form and substance reasonably satisfactory to, the Owner Participant, each Loan Participant, the Remainderman, the Owner Trustee and the Indenture Trustee to the effect that (i) the surviving corporation is a corporation duly organized, validly existing and in good standing in the state of its incorporation and the State of New Jersey, (ii) the agreement executed and delivered by the surviving corporation pursuant to this Section 11(f) is within its corporate power, has been duly authorized, executed and delivered by the surviving corporation and constitutes the legal, valid and binding agreement of the surviving corporation enforceable against it in accordance with its terms and (iii) all of the Transaction Documents to which the Lessee is a party will, upon the consummation of such transaction, be the legal, valid and binding obligations of the surviving corporation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors generally and by general equitable principles. Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of the assets of the Lessee as an entirety or substantially as an entirety in

                                                                 Lease Agreement


accordance with this Section 11(f), the successor corporation formed by such consolidation or into which the Lessee shall be merged or to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under the Transaction Documents to which the Lessee is a party.

         (g) LESSEE ASSIGNMENT. The Lessee shall not assign its right, title and interest in, to or under this Lease except as permitted by Section 11(b), 11(f) or this Section 11(g).

         Other than pursuant to the Indenture of Mortgage and Deed of Trust dated April 1, 1952 securing the First Mortgage Bonds, this Lease shall not be mortgaged or pledged by the Lessee, nor shall the Lessee mortgage or pledge the interests of the Lessee in and to the Facility or any portion thereof. Any such mortgage or pledge shall be void.

S12. LEASE RENEWAL OPTIONS. Subject to the notice requirement set forth in
Section 13(a) or 13(b), as the case may be, and to the provisions of Section 13(c), the Lessee shall (provided that at the time of any notice pursuant to Section 13(a) and at the commencement of any Renewal Term no Event of Default shall have occurred and be continuing) have and is hereby granted the right and option to renew the term of this Lease at the end of the Basic Term or any Renewal Term, as the case may be, as follows:

                  (a) The Lessee may renew the term of this Lease for up to two
         (2) periods which in the aggregate shall not exceed seven (7) years, the first such renewal for a period of four (4) years and the second such renewal for a period of three (3) years (each, a "Fixed Rate Renewal Term") at a fixed rental per annum equal to the Basic Rent payable with respect to the final year of the Basic Lease Term (the "Fixed Rental Amount"); provided; however, that the Lessee may not select a Fixed Rate Renewal Term at any time after the Lessee has selected a Fair Market Value Renewal Term. During each Fixed Rate Renewal Term, the Lessee shall pay to the Lessor the Fixed Rental Amount in semiannual

                                                                 Lease Agreement


         installments payable in advance on each January 1 and July 1 during such Fixed Rate Renewal Term.

                  (b) The Lessee may renew the term of this Lease for a period of five (5) years (a "Fair Market Value Renewal Term") at a rental payment equal to the then Fair Market Rental Value of the Facility (determined in accordance with Section 13(b) for such renewal; provided, however, that the Lessee may select no more than four (4) Fair Market Value Renewal Terms. During each Fair Market Value Renewal Term, the Lessee shall pay to the Lessor the Fair Market Rental Value of the Facility for such a renewal in semiannual installments payable in advance on each Rent Payment Date during such Fair Market Value Renewal Term.

         If the Lessee has exercised its option for a Renewal Term,the Lessee shall be responsible for payment and performance of all of the Lessor's obligations under the Ground Lease other than the payment of Basic Ground Rent (as defined in the Ground Lease), including the obligation and responsibility for the repair, replacement, maintenance and operation of the Premises and the Site and, as between the Lessee, the Lessor and the Remainderman, the Lessee hereby acknowledges that neither the Lessor nor the Remainderman shall have any responsibility with respect thereto during any such Renewal Term; provided, however, that the Lessee need not pay and shall not be responsible for the payment of Basic Ground Rent during any Renewal Term.

S13.        NOTICES FOR RENEWAL; DETERMINATION OF FAIR MARKET RENTAL
VALUE.

         (a) NOTICES FOR RENEWAL. In the event that, prior to the expiration date of the Basic Term or the then current Renewal Term, the Lessee desires to exercise its option to renew this Lease for a Renewal Term pursuant to Section 12, then the Lessee shall give to the Lessor and Remainderman irrevocable notice of its election not earlier than two (2) years nor later than eighteen (18) months prior to the expiration date of the Basic Term or current Renewal Term, as the case may be.

                                                                 Lease Agreement


         (b) DETERMINATION OF FAIR MARKET RENTAL VALUE FOR FAIR MARKET VALUE RENEWAL TERMS. If the Lessee shall give to the Lessor and the Remainderman notice of its election to renew this Lease pursuant to Section 13(a) for a Fair Market Value Renewal Term, then not earlier than eighteen (18) months nor later than twelve (12) months prior to the expiration date of the Basic Term or of the then-current Renewal Term, as the case may be, the Lessee and the Lessor shall attempt to agree upon the Fair Market Rental Value of the Facility for such Fair Market Value Renewal Term. If the Lessee and the Lessor are unable to agree upon such Fair Market Rental Value, such value shall be determined by the Appraisal Procedure.

         (c) ASSISTANCE WITH DISPOSITION. From and after the date on which the Lessee could last give a notice of its election to renew the Lease Term with no such notice having been given, the Lessee shall cooperate with the reasonable requests of the Lessor in its effort to sell or lease the Facility and the Remainder for a term following the Lease Termination Date including, but not limited to, making the Facility and the Site available for inspection upon reasonable advance notice and subject to the provisions of Section 8(b).

                                                                 Lease Agreement


S14.        OBSOLESCENCE OR UNECONOMIC USEFULNESS TERMINATION.

         (a) TERMINATION NOTICES. So long as no Event of Default shall have occurred and be continuing on the date the Termination Notice is delivered or on the Termination Date, if, at any time during the Lease Term, following the tenth anniversary of the Closing Date, the Lessee's Board of Directors shall have determined that the Facility is obsolete or uneconomic for use or surplus to the needs of the Lessee, the Lessee shall, on not more than two (2) occasions and not closer than eighteen (18) months apart, have the option to terminate this Lease on any Determination Date that is specified by the Lessee (a "Termination Date") in a notice to the Lessor (a "Termination Notice") given at least six (6) months prior to the Termination Date (which notice may be given prior to such tenth anniversary of the Closing Date but no earlier than the ninth anniversary of the Closing Date) and accompanied by a certified resolution of the Board of Directors of the Lessee evidencing such determination.

         (b) EVENTS PRIOR TO TERMINATION DATE. Not more than sixty (60) nor less than thirty (30) days prior to the Termination Date, the Lessee shall deliver an Officer's Certificate to the Lessor, the Remainderman, the Indenture Trustee and each Loan Participant specifying (a) the Termination Date, (b) that the principal amount of the Outstanding Facility Notes will be prepaid on such date,
(c) that a Make-Whole Amount may be payable, (d) the date when such Make-Whole Amount will be calculated, (e) the Estimated Make-Whole Amount, (f) the accrued interest applicable to such prepayment, and (g) the Sections of this Lease and the Indenture pursuant to which such prepayment shall be made. Two (2) Business Days prior to the Termination Date, the Lessee shall provide the Lessor, the Indenture Trustee and each Loan Participant written notice of the Make-Whole Amount, if any, payable in connection with the termination of this Lease and a reasonably detailed calculation of the Make-Whole Amount determined as of the Termination Date and calculated three (3) Business Days prior to such date.

                                                                 Lease Agreement


         During the period commencing with the date on which such Termination Notice is given until the Termination Date, the Lessee, as non-exclusive agent for the Lessor, shall undertake on behalf of the Lessor to obtain cash bids for the purchase of the Facility and shall use commercially reasonable efforts to effect the sale of the Facility. The Lessee may use a third party as its agent in connection with any such sale. The Lessor shall also have the right, at its own expense, (but no obligation) to obtain cash bids for the purchase thereof, either directly or through agents other than the Lessee. The Lessee shall certify to the Lessor in writing the amount and terms of each bid received by the Lessee and the name and address of the person submitting a bid (which Person shall not be the Lessee or any Affiliate of the Lessee but may be the Lessor or the Owner Participant). On the Termination Date, the Lessor shall (subject to receipt of the net sales price and all additional payments specified in the second and third following sentences), Transfer its interest in the Facility (which, of this purpose, shall include, without limitation, all rights of the Lessor under the Option and Estate for Years Agreement and the Three Party Agreement and the Ground Lease, if applicable) for cash to bidder which shall have submitted the highest bid prior to such date (which Person shall not be the Lessee, a Person related to the Lessee or any Affiliate of the Lessee, but may be the Lessor or the Owner Participant). The purchase price for such sale shall be paid on the Termination Date in immediately available funds. The total sales price realized upon the sale of the Facility, subject to the terms of the Indenture and the Lien of the Security Documents, shall be retained by the Lessor. In addition, on the Termination Date, the Lessee shall pay to the Indenture Trustee (so long as the Indenture has not been satisfied and discharged), or thereafter to the Lessor (or, in the case of Supplemental Rent, the Person entitled thereto) the sum of (A) the excess, if any, of the Termination Value determined as of the Termination Date over the net sales proceeds actually paid to the Lessor plus (B) all accrued and unpaid Basic Rent due and unpaid as of the Termination Date, plus (C) all Supplemental Rent owing by the Lessee to and including the Termination Date, including the Make-Whole Amount, if any,

                                                                 Lease Agreement


determined as of the Termination Date, plus (D) without duplication of amounts included within clauses (A), (B) and (C) above, all accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents.

         Notwithstanding the foregoing, the Lessor may elect to retain, rather than sell, the Facility (which, for this purpose, shall include, without limitation, all rights of the Lessor under the Option and Estate For Years Agreement and the Three Party Agreement and the Ground Lease, if applicable) by giving irrevocable written notice to that effect to the Lessee and the Indenture Trustee (so long as the Indenture has not been satisfied and discharged); provided, however, that such irrevocable notice is given no later than ninety
(90) days prior to the scheduled Termination Date and, provided, further, that any such irrevocable notice is signed by an Authorized Officer of the Lessor and consented to in writing by an Authorized Officer of the Indenture Trustee (so long as the Indenture has not been satisfied and discharged). It shall be a condition precedent to the Lessor's right of retention that on or prior to the scheduled Termination Date, the Lessor shall have deposited with the Indenture Trustee all amounts then unpaid and outstanding under the Security Documents to the date of payment (including, without limitation, any Make-Whole Amount and all other amounts due on or with respect to the Facility Notes). If the Lessor elects to retain the Facility pursuant to this paragraph, the Lessee shall pay to the Indenture Trustee (so long as the Indenture has not been satisfied and discharged), or thereafter to the Lessor or to whoever is entitled thereto, on the scheduled Termination Date, the amounts set forth in clauses (B), (C), and
(D) of the preceding paragraph. If the Lessor expressly elects in writing to retain Lessor's interest in the Facility as provided in this Section 14, such election shall be deemed effective only if it is consented to in writing by an Authorized Officer of the Indenture Trustee (so long as the Indenture has not been satisfied and discharged, it being agreed that such consent shall be deemed to have been given if the Lessor shall have irrevocably deposited with the Indenture Trustee the amounts required by the second

                                                                 Lease Agreement


sentence of this paragraph).

         If a sale shall not have occurred on or as of the Termination Date, then Lessee may at its option (i) elect to terminate the Lease, upon payment to the Indenture Trustee (so long as the Indenture has not been satisfied and discharged), or thereafter to the Lessor or to whomever is entitled thereto, on the scheduled Termination Date the amounts set forth in clauses (B), (C) and (D) of the second paragraph of this Section 14(b) plus the Termination Value as of such Termination Date and return the Facility to the Lessor in accordance with
Section 5 or (ii) revoke its Termination Notice in which case this Lease shall continue in full force and effect, and Lessee shall not be required to pay the Termination Value or any Make-Whole Amount. In addition to any revocation described in the preceding sentence, Lessee shall be entitled to revoke its Termination Notice at any other time at least thirty (30) days prior to the Termination Date with the same effect as a revocation pursuant to the immediately preceding clause (ii). In the event of any such revocations, the Lessee will pay all reasonable fees and expenses (including reasonable attorney's fees and expenses) of the Lessor, the Owner Participant, the Indenture Trustee, the Remainderman and the Loan Participants incurred in connection with such revoked Termination Notice. If the Lessee shall fail to pay all amounts due under and pursuant to this Section 14 on the scheduled Termination Date, no sale shall be consummated, this Lease shall continue in full force and effect and it shall be deemed that Lessee has revoked its Termination Notice.

         Upon compliance by the Lessee with the provisions of this Section 14 (other than those which expressly provide that the term of this Lease shall continue), the obligation of the Lessee to pay Basic Rent after the Termination Date shall cease, the Lease Term shall end and the obligations of the Lessee hereunder (other than any such obligation expressly surviving termination of this Lease) shall terminate as of the Termination Date. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take any

                                                                 Lease Agreement


action in connection with any such sale other than to sell its interest in the Facility as provided above.

S15. EVENTS OF DEFAULT. The term "Event of Default", wherever used herein, shall mean any of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any judgment, decree or order of any court or any Applicable Law or Governmental Action):

         (a) PAYMENTS OF BASIC RENT, CASUALTY VALUE, TERMINATION VALUE AND EBO PRICE. The Lessee shall fail to make, or cause to be made any payment of Basic Rent, Casualty Value, Termination Value, EBO Price or any other amounts payable under Section 9, 14 or 22 within five (5) Business Days after the same shall become due; or

         (b) CERTAIN OTHER SUPPLEMENTAL RENT PAYMENTS. The Lessee shall fail to make, or cause to be made any payment of Supplemental Rent (other than (i) Casualty Value, Termination Value, EBO Price or any other amounts payable under
Section 9, 14 or 22 and (ii) any payment with respect to Excepted Rights and Payments (unless the Lessor elects to have such failure constitute an Event of Default)) after the same shall become due, and such failure shall continue, after the Lessee shall have received a notice from the Lessor specifying such failure and requiring it to be remedied, for a period of thirty (30) days; or

         (c) INSURANCE. The Lessee shall fail to carry or maintain any insurance required under Section 10(a); or

         (d) OTHER COVENANTS. The Lessee shall fail to perform or observe any covenant or agreement (other than those referred to in clauses (a) through (c) above) to be performed or observed by it under this Lease or any other Transaction Document (other than the Tax Indemnification Agreement) to which it is a party, and such failure shall continue, after the earlier of the date the Lessee has Actual Knowledge of such failure or the date the

                                                                 Lease Agreement


Lessee shall have been given a notice specifying such failure and requiring it to be remedied, for a period of thirty (30) days (or such longer period, not to extend beyond the earlier of (A) the expiration of one hundred eighty (180) days from the Lessee's receipt of such notice and (B) the last day of the Lease Term, as may be necessary to remedy any such failure that cannot, with reasonable diligence, be remedied within such thirty (30) day period, so long as the Lessee is diligently proceeding to remedy such failure); or

         (e) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Lessee or the Seller in this Lease or in any other Transaction Document (other than the Tax Indemnification Agreement) or in any certificate required to be delivered hereunder or thereunder shall prove to have been incorrect in any material respect when such representation or warranty was made, unless the fact, circumstance or condition that is the subject of such representation or warranty is remedied, cured or made true within thirty (30) days after the earlier of the date the Lessee or the Seller has Actual Knowledge that a representation or warranty made by it was incorrect in any material respect or the date the Lessee or the Seller, as the case may be, shall have received notice specifying the breach thereof from the Lessor; or

         (f) RECEIVERSHIP, ETC. The Lessee shall file any petition for dissolution or liquidation of the Lessee, or the Lessee shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Lessee shall consent to the entry of an order for relief in an involuntary case under any such law, or the Lessee shall fail generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Code), or the Lessee shall fail promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under this Lease or any other Transaction Document or a receiver, custodian or trustee (or other similar official) shall be appointed for the Lessee or shall take possession of any substantial part of the Lessee's property, or the Lessee shall execute a general assignment for

                                                                 Lease Agreement


the benefit of its creditors, or the Lessee shall enter into an agreement of composition with its creditors, or the Lessee shall take any corporate action in furtherance of any of the foregoing; or an involuntary petition in bankruptcy shall be filed against the Lessee which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within ninety (90) days of the date of the filing of the petition, or any petition under any law relating to bankruptcy, insolvency or relief of debtors shall be filed against the Lessee for reorganization, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of the Lessee or (ii) is not dismissed within ninety (90) days of the date of the filing of such petition.

         The Lessee covenants that it will give notice to the Lessor, the Remainderman, and the Indenture Trustee upon its obtaining Actual Knowledge of any Default under this Lease.

S16.       REMEDIES.

         (a) REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing the Lessor at its option may, by notice to the Lessee, declare this Lease to be in default and at any time thereafter exercise one or more of the following remedies as the Lessor in its sole discretion shall elect:

                  (i) the Lessor may, by notice to the Lessee, terminate this Lease as of the date specified in such notice; provided, however, (A) no reletting, reentry or taking of possession of the Facility by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (B) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (C) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement

                                                                 Lease Agreement


         accepting a surrender of the Facility shall be valid unless the same be made in writing and executed by the Lessor;

                  (ii) the Lessor may (A) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Facility promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of Section 5 as if the Facility was being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and
         (B) without prejudice to any other remedy which the Lessor may have for possession of the Facility, enter upon the Facility and take immediate possession of (to the exclusion of the Lessee) the Facility and expel or remove the Lessee and any other Person who may be occupying the Facility, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for the reasonably necessary costs and expenses of reletting, including brokers fees and the costs of any alterations or repairs made by the Lessor. The provisions of this Section 16(a)(ii) shall operate as a notice to quit and shall be deemed to satisfy any other requirement or provisions of Applicable Law which may require the Lessor to provide a notice to quit or of the Lessor's intention to re-enter the Facility and any such requirements or provisions are hereby waived to the fullest extent permitted by Applicable Law by the Lessee;

                  (iii) the Lessor may sell all or any part of the Facility at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by paragraph (vi) below if the Lessor shall elect to exercise its rights thereunder) in

                                                                 Lease Agreement


         which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated (except to the extent that Basic Rent is to be included in computations under Section 16(a)(v) or (vi) below if the Lessor shall elect to exercise its rights thereunder);

                  (iv) the Lessor may hold, keep idle or lease to others all or any part of the Facility as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent from and after the occurrence of an Event of Default shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Facility to any Person other than the Lessee for the same periods or any portion thereof (the Lessee acknowledges and agrees, however, that the Lessor shall have no duty or obligation to relet the Facility);

                  (v) the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under Section 16(a)(ii), (iii) or (iv) with respect to the Facility, demand, by written notice to the Lessee specifying a date (the "Final Payment Date") not earlier than ten (10) days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due after the Final Payment
         Date), an amount equal to the sum of (A)(1) if the Final Payment Date is a Rent Payment Date, all accrued and unpaid Basic Rent payable in arrears and due and unpaid as of the Final Payment Date or (2) if the Final Payment Date is not a Rent Payment Date, the accrued arrears Basic Rent due and payable

                                                                 Lease Agreement


         on such Final Payment Date (it being understood, in the case of clauses
         (1) and (2) above, that the Lessee shall pay when due any Basic Rent due on a Rent Payment Date which occurs on or after the Event of Default but prior to the Final Payment Date), plus (B) without duplication of any amounts included within clause (A) above or (C) below, all Supplemental Rent (to be paid directly to the Person entitled thereto) due as of such Final Payment Date and all accrued and unpaid interest on the Outstanding Facility Notes together with all other amounts, including, without limitation, the Make-Whole Amounts, if any, due under the Indenture and the other Transaction Documents as of the Final Payment Date, plus (C) whichever one of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Default Rate from the Final Payment Date specified in such notice to the date of actual payment):

                           (1) if the Facility has not been sold, an amount
                  equal to the excess, if any, of the Casualty Value computed as of the Final Payment Date, over the Fair Market Sales Value of the Facility as of the Final Payment Date (such Fair Market Sales Value to be determined by mutual agreement of the Lessor and the Lessee, or if they cannot agree within ten (10) days after such notice, by the Appraisal Procedure);

                           (2) if the Facility has not been sold, an amount
                  equal to the excess, if any, of the Casualty Value computed as of the Final Payment Date over the present value of the Fair Market Rental Value for the Facility for the balance of the Lease Term discounted semiannually at the Debt Rate (such Fair Market Rental Value to be determined by mutual agreement of the Lessor and the Lessee, or if they cannot agree within ten
                  (10) days of such notice, by the Appraisal Procedure);

                           (3) if the Facility has not been sold, an amount

                                                                 Lease Agreement


                  equal to the excess of (a) the present value as of the Final Payment Date of all installments of Basic Rent through the end of the Basic Term or the then applicable Renewal Term, discounted semiannually at the Debt Rate, over (b) the present value as of such Final Payment Date of the Fair Market Rental Value of the Facility (such Fair Market Rental Value to be determined by mutual agreement of the Lessor and the Lessee, or if they cannot agree within ten (10) days of such notice, the Appraisal Procedure) through the end of the Basic Term or the then applicable Renewal Term, discounted at the Debt Rate; or

                           (4) if the Facility has not been sold, the greater of
                  (a) Casualty Value, (b) such discounted Fair Market Rental Value, (c) such discounted Fair Market Sales Value and (d) such discounted Basic Rent computed as of the Final Payment Date and upon payment of such amount, and the amount of any unpaid Rent referred to in Section 16(b), the Lessor shall convey to the Lessee all of the Lessor's right, title and interest in and to the Facility (which, for this purpose, shall include, without limitation, all rights of the Lessor under the Option and Estate for Years Agreement and the Three Party Agreement and the Ground Lease, if applicable) without recourse or warranty, but free and clear of all Lessor Liens;

                  (vi) if the Lessor shall have sold the Facility pursuant to
         Section 16(a)(iii), the Lessor, in lieu of exercising its rights under
         Section 16(a)(v), may, if it shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent for the portion of the Facility so sold due for periods commencing

                                                                 Lease Agreement


         on or after the Determination Date coinciding with such date of sale (or, if the sale date is not a Determination Date, the Determination Date next preceding the date of such sale)), an amount equal to the sum of (A)(1) if the sale date is a Determination Date, all such accrued and unpaid Basic Rent payable in arrears and due and unpaid as of such sale date or (2) if the sale date is not a Determination Date, the accrued arrears Basic Rent due and payable on such sale date (it being understood that, in the case of clauses (1) and (2) above, the Lessee shall pay when due any Basic Rent due on a Rent Payment Date which occurs on or after the Event of Default but prior to such sale date), plus (B) (without duplication of any amounts in clause (A) above or clause (C) below) all Supplemental Rent due as of the date of sale and all accrued and unpaid interest on the Outstanding Facility Notes together with all other amounts, including, without limitation, the Make-Whole Amount, if any, due under the Indenture and the other Transaction Documents as of such sale date, plus (C) the amount of any excess of the Casualty Value, computed as of such Casualty Date, over the net proceeds of such sale, together with interest at the Default Rate on such excess from such Determination Date to the date of sale, plus (D) interest at the Default Rate on all of the foregoing amounts from the date of such sale until the date of payment;

                  (vii) the Lessor may exercise any other right or remedy that may be available to it under Applicable Law or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any semiannual lease period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent semiannual lease period(s), or the Lessor may defer any such suit until after the expiration of the Basic Term or the then current Renewal Term, in which event such suit shall be deemed not to have accrued until the expiration of the Basic Term, or the then current Renewal

                                                                 Lease Agreement


         Term; or

                  (viii) the Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease, including, without limitation, any sums which the Lessor may be required to pay to Lessee under Section 9.

         (b) NO RELEASE. Except as otherwise provided in Section 16(a), no rescission or termination of this Lease, in whole or in part, or repossession of the Facility or exercise of any remedy under Section 16(a) shall relieve the Lessee of any of its obligations under this Lease. In addition, except as aforesaid, the Lessee shall be liable for any and all unpaid Basic Rent (other than Basic Rent payable on or after the date that Casualty Value or Termination Value, or any amount determined by reference to Casualty Value or Termination Value, is payable) and all Supplemental Rent due and accrued hereunder before, after or during the exercise of any of the foregoing remedies, including all legal fees and other costs and expenses on an After-Tax Basis incurred by the Lessor, the Indenture Trustee or any Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto. At any public sale of the Facility or any part thereof pursuant to this
Section 16, any Participant, the Lessor or the Indenture Trustee may bid for and purchase such property.

         (c) REMEDIES CUMULATIVE. No remedy under this Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided thereunder or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar

                                                                 Lease Agreement


contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

S17. NOTICES. All communications, declarations, demands, requests and notices provided for in this Lease shall be in writing and addressed, delivered and deemed effective as specified in Section 11.3 of the Participation Agreement (except for telephonic notice to the Lessee expressly permitted under Section 19, which telephonic notice shall be made to the Lessee, to the attention of the Treasurer of the Lessee (currently Tim Hearne) at (908) 938-1480 (or such other Person and/or telephone number as the Lessee may from time to time specify in a written notice made in accordance with this Section 17), with written notice delivered in accordance with the provisions of this Section 17 promptly thereafter). So long as any Facility Notes remain Outstanding, the Lessee shall give the Indenture Trustee copies of any notices required to be given to the Lessor pursuant to this Lease.

S18. SUCCESSORS AND ASSIGNS. This Lease, including all agreements, covenants, indemnities, representations and warranties contained herein, shall be binding upon and inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns.

S19. RIGHT TO PERFORM FOR THE LESSEE. Subject to the provisions of the Indenture, if the Lessee shall fail to make any payment to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein, and the Lessee shall not be diligently curing such failure, then (subject to the requirements of the next sentence of this Section 19) unless and until the Lessee shall make such payment or perform or comply with such agreement, the Owner Participant or the Lessor may, to the extent not prohibited by Applicable Law, but shall not be obligated to, itself make any such payment or perform or comply with any such agreement as the Lessee shall be obligated to pay, perform or comply with under this Lease, and the amount of such payment and the amount of the reasonable out-of-pocket

                                                                 Lease Agreement


expenses of the Owner Participant or the Lessor incurred in connection with such payment or the performance or compliance with such agreement (including, without limitation, reasonable legal fees), as the case may be, together with interest thereon at the Default Rate, shall be deemed Supplemental Rent, payable by the Lessee on an After-Tax Basis upon demand. The Owner Participant and the Lessor shall provide the Lessee with the following notice with respect to its making any such payment or performing any such agreement: (i) if such payment or performance shall result from the Lessee's failure to carry or maintain insurance required pursuant to Section 10(a) of this Lease, the Owner Participant or the Lessor shall give the Lessee notice thereof promptly after taking any action in accordance with the preceding sentence; (ii) if such payment or performance shall result from an emergency, the Owner Participant or the Lessor shall give the Lessee prior notice thereof before taking any action in accordance with the preceding sentence; provided, however, that such notice may be telephonic or facsimile with written notice delivered promptly thereafter, all in accordance with the provisions of Section 17; and (iii) if such payment or performance shall occur in any other situation, the Owner Participant or the Lessor shall give the Lessee 10 Business Days' prior notice before taking any action in accordance with the preceding sentence.

S20. ADDITIONAL COVENANTS. The Lessee agrees to pay as Supplemental Rent to the Person or Persons entitled thereto all amounts payable by it under the provisions of Article VII of the Participation Agreement and Section 11.2 of the Participation Agreement and under the provisions of the Tax Indemnification Agreement, which provisions are incorporated herein by this reference as fully as if set forth in full at this place. The Lessee agrees to comply with its covenants and agreements set forth in Section 6.1 of the Participation Agreement, which covenants and agreements are incorporated herein by this reference as fully as if set forth in full at this place.

S21.        RIGHT OF FIRST OFFER.

                                                                 Lease Agreement


         (a) In the event that the Indenture Trustee at any time permits the Lessor to sell, transfer, convey or otherwise alienate the Facility (which for so long as any Facility Notes are Outstanding the Lessor acknowledges can be done only with the consent of the Indenture Trustee acting at the direction of all of the Loan Participants and upon such terms as the Loan Participants may agree to in their sole discretion, unless such sale, transfer or conveyance is to a successor trustee or co-trustee permitted by the terms of the Trust Agreement and the Participation Agreement or to the purchaser of the Facility pursuant to Section 14), and provided that no Event of Default shall have occurred and be continuing, before the Lessor may offer to sell, transfer, convey or otherwise alienate (other than any easement or other interest which the Lessor shall grant or convey pursuant to Section 23(a)) the Facility to a third Person (other than any Affiliate or designee of the Lessee) other than to any successor trustee or co-trustee permitted by the terms of the Trust Agreement and the Participation Agreement and other than to the purchaser of the Facility pursuant to Section 14, including in response to any unsolicited offer by a potential purchaser or potential transferee and prior to the acceptance of such offer or the making of a counteroffer, the Lessor shall offer, in writing, that interest in the Facility, and does hereby grant a right of first offer to purchase that interest in the Facility, to the Lessee for purchase at a price (the "Determined Price"), which Determined Price shall in any case never be less than all amounts due and owing by the Lessor under the Indenture, and upon terms (the "Determined Terms") specified by the Lessor. Such offer may be accepted by the Lessee at any time within sixty (60) days after the date of receipt by the Lessee of the notice of the offer and the Determined Price and Determined Terms by irrevocable written notice of the acceptance of such offer specifying the closing date for such purchase which shall not be more than thirty (30) days after the date of such written acceptance, and such purchase shall be made in accordance with Section 22(d)(i) (substituting "Determined Price" and "Determined Date" for "EBO Price" and "EBO Date", respectively) and Section 6.5 of the Indenture. In the event that the Lessee does not elect to purchase the Facility for the Determined Price and upon

                                                                 Lease Agreement


the Determined Terms, concurrently with the prepayment of all, but not less than all, of the Facility Notes pursuant to Section 6.4 of the Indenture and payment of all amounts due thereunder, the Facility may be sold by the Lessor at the Determined Price and upon the Determined Terms at any time during the period of two hundred seventy (270) days following the giving by the Lessee of a notice that it does not intend to exercise its right of first offer (or in the case of the deemed waiver by the Lessee of its right of first offer, during the period of 270 days following the expiration of the aforementioned 30-day period during which the Lessee shall have the right to accept the offer), without the need to offer the Facility to the Lessee pursuant to the provisions of this Section 21. The Facility shall not be sold (1) at any price or upon any terms materially more favorable to the purchaser than those contained in the offer to the Lessee or (2) at a time after such 270-day period, in each case without first having again complied with the provisions of this Section 21. Any failure of the Lessee to exercise its rights pursuant to this Section 21 shall in no event diminish, waive or extinguish its rights with respect to any subsequent proposed sale or transfer.

         (b) If the Lessee shall not exercise its right to purchase under clause
(a) of this Section 21, the Lessee shall, upon written request after the expiration of the thirty (30) day period applicable thereto, deliver to the Lessor a recordable statement certifying any waiver of or refusal to exercise such right of first offer.

         (c) The foregoing provisions of this Section 21 shall not be applicable to a foreclosure sale of the Facility pursuant to the Indenture.

S22.        PURCHASE OPTIONS.

         (a) PURCHASE OPTIONS. So long as no Event of Default shall have occurred and be continuing, the Lessee shall have and is hereby granted the following rights and options:

                                                                 Lease Agreement


                  (i) to purchase the Facility or the Beneficial Interest on the EBO Date at the EBO Price by not more than eighteen (18) months nor less than six (6) months prior irrevocable written notice;

                  (ii) to purchase the Facility at the end of the Basic Term at the then Fair Market Sales Value by not more than twenty-four (24) months nor less than eighteen (18) months irrevocable prior written notice, unless the Lessee shall have exercised its Renewal Option in which case by not less than six (6) months irrevocable prior written notice; and

                  (iii) to purchase the Facility at the end of any Renewal Term at the then Fair Market Sales Value by not more than twenty-four (24) months nor less than eighteen (18) months irrevocable prior written notice, unless the Lessee shall have exercised its Renewal Option in which case by not less than six (6) months irrevocable prior written notice, in the case of clause (i), in accordance with the purchase procedure set forth in Section 22(d)(i), and in the case of clause (ii) or (iii), in accordance with
Section 22(d)(ii).

         (b) DETERMINATION OF FAIR MARKET SALES VALUE. If the Lessee shall give to the Lessor notice of its election to purchase pursuant to clause (ii) or
(iii) of Section 22(a), then commencing not later than nine (9) months prior to the expiration date of the Basic Term or then-current Renewal Term, as the case may be, the Lessee and the Lessor shall attempt to agree upon the Fair Market Sales Value of the Facility. If the Lessee and the Lessor are unable to agree upon the Fair Market Sales Value, such value shall be determined by the Appraisal Procedure.

         (c)  [INTENTIONALLY OMITTED].

                                                                 Lease Agreement


         (d)  PURCHASE PROCEDURE.

                  (i) If the Lessee shall have exercised its option pursuant to
         Section 22(a)(i), and does not elect to purchase the Beneficial Interest in accordance with Section 11.2 of the Participation Agreement, the Lessee shall purchase the Lessor's interest in the Facility (which for this purpose shall include, without limitation, all rights of the Lessor under the Option and Estate For Years Agreement and the Three Party Agreement and the Ground Lease, if applicable) on the EBO Date at a purchase price equal to the sum of (A) the EBO Price, plus (B) all Supplemental Rent (including, without limitation, the Make-Whole Amount, if any, due on the Facility Notes) due and owing on the EBO Date, plus (C) all Basic Rent payable in arrears and due and owing on the EBO Date (it being understood that the Lessee shall pay when due any Basic Rent due and payable on a Rent Payment Date which occurs on or after the date it exercises its option pursuant to Section 22(a)(i) but prior to the EBO Date), plus (D) without duplication of any amounts included within clauses (A), (B) and (C) above, all accrued and unpaid interest on the Facility Notes together with all other amounts due under the Indenture and the other Transaction Documents as of the EBO Date. The Lessee shall pay the purchase price specified in the preceding sentence to the Indenture Trustee (so long as the Indenture has not been satisfied and discharged) or thereafter to the Lessor on the EBO Date. Upon payment in full of all amounts described in clauses (A), (B), (C) and (D) of the preceding sentence, (x) the Lease Term shall end, (y) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment and (z) the Lessor shall Transfer to the Lessee all right, title and interest of the Lessor in, to and under the Facility. Anything herein to the contrary notwithstanding, if the Lessee shall fail to pay all amounts due under and pursuant to this Section 22(d)(i), no purchase shall be consummated, this Lease shall continue in full force and effect and it

                                                                 Lease Agreement


         shall be deemed that Lessee has rescinded its election pursuant to
         Section 22(a)(i).

                  If the Lessee shall elect to purchase the Beneficial Interest in accordance with Section 11.2(a) of the Participation Agreement, the Lessee shall comply with the provisions thereof on or prior to the EBO Date, and shall pay to the Lessor on the EBO Date (A) the EBO Price, less the aggregate principal amount of the Facility Notes so assumed, plus (B) all Supplemental Rent due and owing on the EBO Date to the Lessor and the Owner Participant, plus (C) all Basic Rent payable in arrears and due and owing on the EBO Date (it being understood that the Lessee shall pay when due any Basic Rent due and payable on a Rent Payment Date which occurs on or after the date it exercises its option pursuant to Section 22(a)(i) but prior to the EBO
         Date). Upon payment in full of all amounts described in clauses (A),
         (B) and C of the preceding sentence, the Lessor shall Transfer to the Lessee all right, title and interest of the Lessor in, to and under the Facility. Any payment obligations of the Lessee under this Section 22(d)(i) shall be Supplemental Rent.

                  (ii) If the Lessee shall purchase the Facility, pursuant to
         Section 16(a)(v), Section 21 (unless the Lessee assumes the obligations of the Lessor under the Indenture and the Facility Notes in connection with such purchase) or clause (ii) or (iii) of Section 22(a), the Lessee may designate another Person to acquire the Facility, and the Lessee (or its designee) shall accept from the Lessor a deed with respect to the Estate for Years and the Building containing representations and warranties of grantor to the Lessee regarding Lessor Liens, and a bill of sale for the Personalty constituting a part of the Facility, subject to the then existing title to the Facility, but free of, and with a warranty from the Lessor and the Owner Participant against, any Lessor Liens and Owner Participant Liens. Upon the date fixed for the purchase of the Facility hereunder, (1) the Lessee shall pay (or shall cause its designee to

                                                                 Lease Agreement


         pay) by wire transfer of immediately available funds the applicable purchase price, (2) in addition thereto, the Lessee will pay to the Lessor (or, in the case of Supplemental Rent payable to any Indemnified Person or any Related Party to any such Indemnified Person, to the Indemnified Person or Related Party to any Indemnified Person entitled thereto) all unpaid Rent due such Person for any period through and including such purchase date (other than any Basic Rent due in advance on such purchase date), (3) if the applicable purchase date is not a Rent Payment Date, the Lessor shall pay to the Lessee (or the Lessee shall have the right to deduct from any amounts payable to the Lessor or the Owner Participant under clauses (1) and (2) above) the portion of any Basic Rent theretofore paid by the Lessee relating to any period occurring after the applicable purchase date; and (4) upon payment by the Lessee (or its designee) of the amounts specified in clauses (1) and (2) above and the costs hereinafter defined, net of the amount due the Lessee under clause (3) above, the Lessor shall effect a Transfer to the Lessee or its designee of the Facility or applicable portion thereof and this Lease shall terminate. All reasonable charges incident to such conveyance, including, without limitation, the Lessee's, the Lessor's, the Indenture Trustee's, each Loan Participant's and the Owner Participant's reasonable attorneys' fees, escrow fees, recording fees, title insurance premiums and (except to the extent required otherwise by Applicable Law) all applicable sales, use, transfer, transaction and similar taxes, as well as Taxes required to be paid in order to record the transfer documents (but not any taxes imposed on, based on or measured by gross or net income, capital gains taxes or any minimum tax or alternative minimum tax, gross receipts, capital or net worth, franchise, excess profits or conduct of business (other than Taxes which are, or are in the nature of, sales, use, transfer, transaction, rental, ad valorem or property Taxes), payable by the Lessor upon or with respect to the sale or disposition by it of all or any part of its interest) that may be imposed by reason of such conveyance and assignment and the delivery of such deed shall be paid by the Lessee in all cases, except that if the purchase shall be in connection with the Lessee's exercise of its rights under
         Section 22(a)(ii) or Section 22(a)(iii) of this Lease, all New Jersey transfer Taxes shall be paid by the Lessor to the extent such Taxes do not exceed 3/4 of 1% of the Lessor's Purchase Price.

         (e) APPORTIONMENTS. Upon termination of this Lease resulting in delivery of the Lessor's title to the Facility to the Lessee, there shall be no apportionment of space tenant rents, water and sewer rents, taxes, insurance or other charges payable with respect to the Facility, all of such rents, taxes, insurance or other charges due and payable with respect to the Facility prior to termination being payable by the Lessee hereunder and all due after such time being payable by the Lessee as the then owner of the Facility.

         (f) TERMINATION UNDER PARTICIPATION AGREEMENT. This Lease is subject to termination as provided in, and subject to the provisions of, Section 11.2 of the Participation Agreement.

                                                                 Lease Agreement


S23.        GRANTING OF EASEMENTS.

         (a) GRANT. The Lessor shall, from time to time within thirty (30) days after the Lessee's request given to the Lessor (which request shall specify the recipient of such easement, declaration, license, right of way or release), grant easements, declarations, licenses and rights of way, and release then existing easements, declarations, licenses and rights of way affecting the Facility; provided, that such grant or release does not reduce the Fair Market Sales Value, residual value, utility or remaining useful life of the Facility or the Site or interfere with the continued use of the Premises or the Site for a first class Wall Township, New Jersey office building of similar age and size as the Premises and the use to which the Premises are then generally being put. The Lessee shall pay, or reimburse, the Lessor, the Remainderman and the Indenture Trustee on an After- Tax Basis for all reasonable out-of-pocket expenses and reasonable attorneys' fees incurred by the Lessor in performing its obligations under this Section 23 or incurred by Indenture Trustee under the related provisions of the Indenture.

         (b) COOPERATION. The Lessee and Lessor shall reasonably cooperate with each other and the Lessor shall comply with any provisions of the Indenture regarding the subject matter of this Section 23.

S24.        AMENDMENTS AND MISCELLANEOUS.

         (a) AMENDMENTS IN WRITING. The provisions of this Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee. It is understood and agreed by the parties hereto that any waiver, alteration, modification, amendment, supplement or termination of this Lease that requires the consent of the Indenture Trustee or all the Loan Participants or a Majority in Interest thereof (in each case as provided in the Indenture) shall not be effective unless and until such consent shall have been obtained as provided in accordance with the provisions of the Indenture.

                                                                 Lease Agreement


         (b) SEVERABILITY OF PROVISIONS. Any provision of this Lease that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         (c) TRUE LEASE. This Lease is intended as, and shall constitute, an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Premises or the Site except as a lessee. It is the intention of the Lessee, the Owner Participant and the Owner Trustee for income tax purposes to treat the Owner Participant as the owner and lessor of the Facility and that the Lease be characterized as a "true lease" for income tax purposes.

         (d) GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

         (e) HEADINGS. The division of this Lease into sections and subsections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease.

         (f) CONCERNING THE OWNER TRUSTEE. The Bank is entering into this Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Accordingly, except as otherwise expressly set forth herein or in the other Transaction Documents, each of the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee as the Lessor is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding the Bank personally, but is made and intended for the purpose of binding only the Trust Estate; this

                                                                 Lease Agreement


Lease is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against the Bank, or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person acting by, through or under it, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and the Bank or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct (or negligence, in the case of the handling, holding and transfer of funds), in the performance of its duties as Owner Trustee or otherwise. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee, without any further act, shall succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder.

         (g) LIEN OF THE INDENTURE. The Lessee hereby agrees that any property subject to the Lien of the Indenture that is to be transferred by the Lessor hereunder shall be transferred subject to such Lien unless the Outstanding Facility Notes are paid in full in connection with such transfer.

         (h) COUNTERPART EXECUTION. This Lease may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                                                                 Lease Agreement


         (i) ESTOPPEL CERTIFICATES. Each party hereto agrees, at any time and from time to time, upon not less than thirty (30) days' prior written notice from the other party, to execute, acknowledge and deliver to the requesting party a statement in writing (v) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications hereto); (w) stating the dates to which the Basic Rent and other specified charges hereunder have been paid by the Lessee; (x) stating whether or not such party has knowledge that the Lessee is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if such party has knowledge of such a default, specifying each such default; (y) stating the address to which notices to such party shall be sent; and (z) stating such other matters as such requesting party may reasonably request.

         (j) NO MERGER. There shall be no merger of this Lease or the leasehold estate hereby created with the Estate for Years or any other estate in the Site or the Premises by reason of the fact that the same Person acquires, holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate and the Estate for Years, the Site or the Premises or any interest in any thereof, such merger to occur only upon recordation of an instrument to such effect in the Recorder's Office of Monmouth County, New Jersey; provided, however, that at the time of such recordation, the Indenture is no longer a Lien on the Estate for Years.

         (k) RECORDATION. The Lessor and the Lessee agree that the Memorandum of Lease shall be recorded in the Office of the Monmouth County, New Jersey Recorder of Deeds, at the cost of the Lessee.

         (l) SIGNS; NAME. The Lessee shall have the exclusive right to place its signs in, on and about the Premises and the Site; provided, however, that such signs are purchased and installed at the sole cost and expense of the Lessee and are removed from the

                                                                 Lease Agreement


Premises at the expiration or earlier termination of the Lease Term at the Lessee's sole cost and expense. The Lessee shall have the exclusive right to name the Facility. The Lessor shall not be permitted to erect or place signs in, on or about the Premises and the Site or to change the name of the Facility during the Lease Term.

         (m) RULE AGAINST PERPETUITIES. If any rule of law shall forbid or frustrate the vesting of the title to the Facility, the Beneficial Interest or any other interest as provided herein or the exercise of any option or right of first refusal herein, then such vesting of title shall occur and any option or right of first refusal shall only be exercisable not later than 21 years less one day after the death of the last survivor of any of the descendants living on the Closing Date of John D. Rockefeller, Jr. (excluding Michael Rockefeller, son of Nelson A. Rockefeller, and any descendants of said Michael Rockefeller).

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed in New York, New York, by an officer thereunto duly authorized as of the date and year first above written.

                                    STATE STREET BANK AND TRUST
                                    COMPANY OF CONNECTICUT,
                                    NATIONAL ASSOCIATION, a
                                    national banking
                                    association, not in its
                                    individual capacity but
                                    solely as Owner Trustee
                                    under the Trust Agreement
                                    dated as of December 21,
                                    1995, as the Lessor



                                    By   /s/ ROMANO I PELUSO
                                      Name:  Romano I Peluso
                                      Title: Vice President


                                    NEW JERSEY NATURAL GAS COMPANY, a
                                    New Jersey corporation, as the
                                    Lessee



                                    By   /s/ TIM HEARNE
                                      Name:  Tim Hearne
                                      Title: Treasurer



The address of the within named Lessor is:

         State Street Bank and Trust Company
           of Connecticut, National Association
         750 Main Street, Suite 1114
         Hartford, Connecticut  06103

         Attention:  Corporate Trust Department

The address of the within named Lessee is:

         New Jersey Natural Gas Company
         1415 Wyckoff Road
         Wall, New Jersey  07719
         Attention:

STATE OF NEW YORK                           )
                                            )  SS.
COUNTY OF NEW YORK                          )


         I, Thaddeus J. Tracy a notary public in and for said County, in the State aforesaid, do hereby certify that Romano I. Peluso personally known to me to be a Vice President of STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Vice President, he signed and delivered the said instrument and caused the seal of said national banking association to be affixed thereto, pursuant to authority given by the Board of Directors of said national banking association as his free and voluntary act and as the free and voluntary act and deed of said national banking association, for the uses and purposes therein set forth.

         Given under my hand and official seal this 22 day of December, 1995.


                                     /s/ Thaddeus J. Tracy
                                     ---------------------------------
                                                Notary Public

                                     Commission expires: _____________


                                     [SEAL]

STATE OF NEW JERSEY                         )
                                            )  SS.
COUNTY OF MONMOUTH                          )


         I, Angela M. Crosby a notary public in and for said County, in the State aforesaid, do hereby certify that Tim Hearne personally known to me to be the Treasurer of NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Treasurer, he signed and delivered the said instrument and caused the seal of said New Jersey corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said New Jersey corporation as his free and voluntary act and as the free and voluntary act and deed of said New Jersey corporation, for the uses and purposes therein set forth.

         Given under my hand and official seal this 22nd day of December, 1995.


                                    /s/ Angela M. Crosby
                                    --------------------------------
                                             Notary Public

                                    Commission expires: _____________


                                    [SEAL]

                                   APPENDIX A

                         DEFINITIONS AND RULES OF USAGE

                                                              LEASE AGREEMENT
                                                               SCHEDULE 1 TO
                                                                  THE LEASE
                                                                  ---------

                                 Basic Rent
                                 ----------


    Rent             Basic Rent        Basic Rent               Total
Payment Date         In Arrears        In Advance         Basic Rent Payment
------------         ----------        ----------         ------------------
July 1, 1996           0.00           1,141,955.00           1,141,955.00
January 1, 1997        0.00           1,141,955.00           1,141,955.00
July 1, 1997           0.00           1,141,955.00           1,141,955.00
January 1, 1998        0.00           1,141,955.00           1,141,955.00
July 1, 1998           0.00           1,141,955.00           1,141,955.00
January 1, 1999        0.00           1,141,955.00           1,141,955.00
July 1, 1999           0.00           1,141,955.00           1,141,955.00
January 1, 2000        0.00           1,141,955.00           1,141,955.00
July 1, 2000           0.00           1,292,378.00           1,292,378.00
January 1, 2001        0.00           1,292,378.00           1,292,378.00
July 1, 2001           0.00           1,292,378.00           1,292,378.00
January 1, 2002        0.00           1,292,378.00           1,292,378.00
July 1, 2002           0.00           1,292,378.00           1,292,378.00
January 1, 2003        0.00           1,292,378.00           1,292,378.00
July 1, 2003           0.00           1,292,378.00           1,292,378.00
January 1, 2004        0.00           1,292,378.00           1,292,378.00
July 1, 2004           0.00           1,292,378.00           1,292,378.00
January 1, 2005        0.00           1,292,378.00           1,292,378.00
July 1, 2005           0.00           1,461,702.00           1,461,702.00
January 1, 2006        0.00           1,461,702.00           1,461,702.00
July 1, 2006           0.00           1,461,702.00           1,461,702.00
January 1, 2007        0.00           1,461,702.00           1,461,702.00
July 1, 2007           0.00           1,461,702.00           1,461,702.00
January 1, 2008        0.00           1,461,702.00           1,461,702.00
July 1, 2008           0.00           1,461,702.00           1,461,702.00
January 1, 2009        0.00           1,461,702.00           1,461,702.00
July 1, 2009           0.00           1,461,702.00           1,461,702.00
January 1, 2010        0.00           1,461,702.00           1,461,702.00
July 1, 2010           0.00           1,656,228.00           1,656,228.00
January 1, 2011        0.00           1,656,228.00           1,656,228.00
July 1, 2011           0.00           1,656,228.00           1,656,228.00
January 1, 2012        0.00           1,656,228.00           1,656,228.00
July 1, 2012           0.00           1,656,228.00           1,656,228.00
January 1, 2013        0.00           1,656,228.00           1,656,228.00
July 1, 2013           0.00           1,656,228.00           1,656,228.00
January 1, 2014        0.00           1,656,228.00           1,656,228.00
July 1, 2014           0.00           1,656,228.00           1,656,228.00
January 1, 2015        0.00           1,656,228.00           1,656,228.00
July 1, 2015           0.00           1,886,982.00           1,886,982.00
January 1, 2016        0.00           1,886,982.00           1,886,982.00
July 1, 2016           0.00           1,886,982.00           1,886,982.00
January 1, 2017        0.00           1,886,982.00           1,886,982.00
July 1, 2017           0.00           1,886,982.00           1,886,982.00
January 1, 2018        0.00           1,886,982.00           1,886,982.00
July 1, 2018           0.00           1,886,982.00           1,886,982.00
January 1, 2109        0.00           1,886,982.00           1,886,982.00
July 1, 2019           0.00           1,886,982.00           1,886,982.00
January 1, 2020        0.00           1,886,982.00           1,886,982.00
July 1, 2020           0.00           2,116,948.00           2,116,948.00
January 1, 2021        0.00           2,116,948.00           2,116,948.00
July 1, 2021           0.00                   0.00                   0.00

                                                                   SCHEDULE 2 TO
                                                                     THE LEASE
                                                                     ---------

                                 Casualty Value
                                 --------------
                                    [Monthly]


                  Determination                                Casualty
                       Date                                      Value
                  -------------                                --------

                                                                 Lease Agreement

                                                          SCHEDULE 2 To
                                                            THE LEASE

                                  Casual Value

Determination                       Casualty
Date                                Value
February 1, 1996                    35,844,459
March 1, 1996                       36,081,816
April 1, 1996                       36,319,572
May 1, 1996                         36,556,043
June 1, 1996                        36,792,948
July 1, 1996                        37,028,564
August 1, 1996                      36,121,867
September 1, 1996                   36,357,550
October 1, 1996                     36,591,936
November 1, 1996                    36,926,741
December 1, 1996                    37,061,968
January 1, 1997                     37,295,896
February 1, 1997                    36,386,948
March 1, 1997                       36,620,365
April 1, 1997                       36,854,195
May 1, 1997                         37,087,768
June 1, 1997                        37,321,754
July 1, 1997                        37,555,483
August 1, 1997                      36,646,336
September 1, 1997                   36,879,553
October 1, 1997                     37,112,508
November 1, 1997                    37,345,872
December 1, 1997                    37,579,648
January 1, 1998                     37,813,166
February 1, 1998                    36,903,906
March 1, 1998                       37,136,808
April 1, 1998                       37,370,219
May 1, 1998                         37,603,414
June 1, 1998                        37,837,020
July 1, 1998                        38,070,412
August 1, 1998                      37,160,924
September 1, 1998                   37,393,797
October 1, 1998                     37,626,450
November 1, 1998                    37,859,511
December 1, 1998                    38,092,980
January 1, 1999                     38,326,234
February 1, 1999                    37,416,608
March 1, 1999                       37,649,341
April 1, 1999                       37,882,481
May 1, 1999                         38,115,423
June 1, 1999                        38,348,773
July 1, 1999                        38,581,927
August 1, 1999                      37,672,199
September 1, 1999                   37,904,830


                                    1 of 12

October 1, 1999                     38,137,259
November 1, 1999                    38,370,093


                                    2 of 12

                                                                 Lease Agreement

                                                          SCHEDULE 2 TO
                                                            The Lease

                                 Casualty Value

         Determination              Casualty
         Date                       Value
         December 1, 1999           38,603,334
         January 1, 2000            38,836,377
         February 1, 2000           37,926,538
         March 1, 2000              38,159,056
         April 1, 2000              38,391,980
         May 1, 2000                38,624,852
         June 1, 2000               38,858,132
         July 1, 2000               39,091,362
         August 1, 2000             38,029,805
         September 1, 2000          38,261,020
         October 1, 2000            38,492,172
         November 1, 2000           38,723,720
         December 1, 2000           38,955,666
         January 1, 2001            39,187,555
         February 1, 2001           38,124,647
         March 1, 2001              38,354,501
         April 1, 2001              38,584,743
         May 1, 2001                38,815,062
         June 1, 2001               39,045,772
         July 1, 2001               39,276,561
         August 1, 2001             38,212,546
         September 1, 2001          38,441,287
         October 1, 2001            38,670,095
         November 1, 2001           38,899,283
         December  1, 2001          39,128,854
         January 1, 2002            39,358,497
         February 1, 2002           38,293,328
         March 1, 2002              38,520,906
         April 1, 2002              38,748,856
         May 1, 2002                38,976,886
         June 1, 2002               39,205,291
         July 1, 2002               39,433,778
         August 1, 2002             38,367,445
         September 1, 2002          38,593,851
         October 1, 2002            38,820,327
         November 1, 2002           39,047,168
         December 1, 2002           39,274,374
         January 1, 2003            39,501,655
         February 1, 2003           38,434,109
         March l,'2003              38,659,293
         April 1, 2003              38,884,833
         May 1, 2003                39,110,454
         June 1, 2003               39,336,433
         July 1, 2003               39,562,496


                                    3 of 12

         August 1, 2003             38,493,722
         September 1, 2003          38,717,672


                                    4 of 12

                                                         Lease Agreement
                                                           SCHEDULE TO
                                                            THE LEASE

                                 Casualty Value

         Determination              Casualty
         Date                       Value
         October 1,  2003           38,941,692
         November 1, 2003           39,166,060
         December 1, 2003           39,390,777
         January 1, 2004            39,615,570
         February 1, 2004           38,545,517
         March 1, 2004              38,768,180
         April 1, 2004              38,991,180
         May 1, 2004                39,214,244
         June 1, 2004               39,437,650
         July 1, 2004               39,661,121
         August 1, 2004             38,589,739
         September 1, 2004          38,811,062
         October 1, 2004            39,032,438
         November 1, 2004           39,254,143
         December 1, 2004           39,476,181
         January 1, 2005            39,698,275
         February 1, 2005           38,625,506
         March 1, 2005              38,845,433
         April 1, 2005              39,065,680
         May 1, 2005                39,286,118
         June 1, 2005               39,506,890
         July 1, 2005               39,727,836
         August 1, 2005             39,482,927
         September 1, 2005          38,700,019
         October 1, 2005            39,917,283
         November 1, 2005           39,134,848
         December 1, 2005           39,352,718
         January 1, 2006            39,570,763
         February 1, 2006           38,322,924
         March 1, 2006              39,537,067
         April 1, 2006              38,751,492
         May 1, 2006                38,966,216
         June 1, 2006               39,181,226
         July 1, 2006               39,396,538
         August 1, 2006             38,145,948
         September 1, 2006          38,357,322
         October 1, 2006            39,568,975
         November 1, 2006           38,780,893
         December 1, 2006           38,993,078
         January l, 2007            39,205,547
         February 1, 2007           37,952,096
         March 1, 2007              38,160,599
         April 1, 2007              38,369,327
         May 1, 2007                38,578,326
         June 1, 2007               38,787,573


                                    5 of 12

         July 1, 2007               38,997,084



                                    6 of 12

                                                                 Lease Agreement
                                                                 SCHEDULE 2 To
                                                                 THE LEASE

                                 Casualty Value

         Determination              Casualty
         Date                       Value
         August 1, 2007             37,740,655
         September 1, 2007          37,946,152
         October 1, 2007            38,151,998
         November 1, 2007           38,357,851
         December 1, 2007           38,564,041
         January 1, 2008            38,770,476
         February 1, 2008           37,511,391
         March 1, 2008              37,714,218
         April 1, 2008              37,917,256
         May 1, 2008                39,120,539
         June 1, 2008               39,324,035
         July 1, 2008               38,527,779
         August 1, 2008             37,266,430
         September 1,  2009         37,466,988
         October 1, 2008            37,667,784
         November 1, 2008           37,868,786
         December 1, 2008           38,069,998
         January 1, 2009            38,271,449
         February 1, 2009           37,007,750
         March 1, 2009              37,205,951
         April 1, 2009              37,404,352
         May 1, 2009                37,603,021
         June 1, 2009               37,601,993
         July 1, 2009               38,001,035
         August 1, 2009             36,735,308
         September 1, 2009          36,931,483
         October 1, 2009            37,127,924
         November 1, 2009           37,324,568
         December 1, 2009           37,521,414
         January 1, 2010            37,710,531
         February 1, 2010           36,451,107
         March 1, 2010              36,645,591
         April 1, 2010              36,840,282
         May 1, 2010                37,035,500
         June 1, 2010               37,230,931
         July 1, 2010               37,426,893
         August 1, 2010             35,962,310
         September r 1, 2010        36,154,169
         October 1, 2010            36,346,561
         November 1, 2010           36,539,171
         December 1, 2010           36,732,000
         January 1, 2011            38,059,880
         February 1, 2011           36,592,568
         March 1, 2011              36,781,706
         April 1, 2011              36,971,066
         May 1, 2011                37,161,407


                                    7 of 12

                                                                 Lease Agreement

                                                            SCHEDULE 2 TO
                                                            THE LEASE

                                 Casualty Value

Determination                       Casualty
Date                                Value
June 1, 2011                        37,351,977
July 1, 2011                        37,543,536
August 1, 2011                      36,073,857
September 1, 2011                   36,260,635
October 1, 2011                     36,448,400
November 1, 2011                    36,636,402
December 1, 2011                    36,824,642
January 1, 2012                     37,013,878
February 1, 2012                    35,541,872
March 1, 2012                       35,726,333
April 1, 2012                       35,911,035
May 1, 2012                         36,096,845
June 1, 2012                        36,282,904
July 1, 2012                        36,470,081
August 1, 2012                      34,996,426
September 1, 2012                   35,179,259
October 1, 2012                     35,363,218
November 1, 2012                    35,547,445
December 1, 2012                    35,731,941
January 1, 2013                     35,917,575
February 1, 2013                    34,442,220
March 1, 2013                       34,623,373
April 1, 2013                       34,804,807
May 1, 2013                         34,987,524
June 1, 2013                        35,170,532
July 1, 2013                        35,354,833
August 1, 2013                      33,877,984
September 1, 2013                   34,057,666
October  1, 2013                    34,238,653
November 1, 2013                    34,419,952
December 1, 2013                    34,601,565
January 1, 2014                     34,784,495
February 1, 2014                    33,306,108
March 1, 2014                       33,484,275
April 1, 2014                       33,662,771
May 1, 2014                         33,842,741
June 1, 2014                        34,023,050
July 1, 2014                        34,204,846
August 1, 2014                      32,725,153
September  1, 2014                  32,902,041
October 1, 2014                     33,080,428
November 1, 2014                    33,259,180
December 1, 2014                    33,438,298
 January 1, 2015                    33,618,930


                                    8 of 12

February 1, 2015                    32,137,896
March 1, 2015                       32,313,470


                                    9 of 12

                                                                 LEASE AGREEMENT
                                                                   SCHEDULE 2 TO
                                                                 THE LEASE


                                 Casualty Value

Casualty                            Casualty
Date                                Value
         April 1, 2015              32,489,427
         May 1, 2015                32,667,332
         June 1, 2015               32,845,636
         July 1, 2015               33,025,903
         August 1, 2015             31,312,163
         September 1, 2015          31,485,820
         October 1, 2015            31,661,457
         November 1, 2015           31,837,525
         December 1, 2015           32,014,025
         January 1, 2016            32,192,523
         February 1, 2016           30,476,779
         March 1, 2016              31,649,465
         April 1, 2016              30,820,605
         May 1, 2016                30,995,224
         June 1, 2016               31,170,315
         July 1, 2016               31,347,905
         August 1, 2016             29,631,010
         September 1, 2016          29,801,591
         October 1, 2016            29,974,691
         November 1, 2016           30,140,304
         December 1, 2016           30,322,432
         January 1,2017             30,499,102
         February 1,2017            28,791,039
         March 1, 2017              28,950,497
         April 1, 2017              29,120,495
         May 1, 2017                29,293,281
         June 1, 2017               29,466,630
         July 1, 2017               29,642,787
         August 1, 2017             27,923,9S7
         September 1, 2017          28,092,697
         October 1, 2017            28,264,270
         November 1, 2017           28,436,451
         December 1, 2017           28,609,244
         January 1, 2018            28,794,997
         February 1, 2028           27,065,299
         March 1, 2018              27,233,321
         April 1, 2019              27,401,984
         May 1, 2018                27,573,772
         June 1, 2018               27,746,226
         July 1, 2018               27,921,829
         August 1, 2010             26,201,912
         September 1, 2010          26,369,670
         October 1, 2018            26,540,606
         November 1, 2019           26,712,260


                                    10 of 12

         December 1, 2018           26,884,635
         January 1, 2019            27,060,218


                                    11 of 12

                                                                 Lease Agreement
                                                                 SCHEDULE 2 TO
                                                                 THE LEASE

                                 Casualty Value

         Determination              Casualty
         Date                       Value
         February 1, 2019           25,340,000
         March 1, 2019              25,507,516
         April 1, 2019              25,675,787
         May 1, 2019                25,847,553
         June 1, 2019               26,020,103
         July 1, 2019               26,196,174
         August 1, 2019             24,476,158
         September 1,  2019         24,643,939
         October 1, 2019            24,815,274
         November 1, 2019           24,997,452
         December 1, 2019           25,160,477
         January 1, 2020            25,337,089
         February 1, 2020           23,617,317
         March 1, 2020              23,785,408
         April 1, 2020              23,954,395
         May 1, 2020                24,127,525
         June 1, 2020               24,301,583
         July 1, 2020               24,479,837
         August 1, 2020             22,530,036
         September 1, 2020          22,698,139
         October 1, 2020            22,870,476
         November 1, 2020           23,043,802
         December 1, 2020           23,218,123
         January 1, 2021            23,396,719
         February 1, 2021           21,445,997
         March 1, 2021              21,613,225
         April 1, 2021              21,781,491
         May 1, 2021                21,951,148
         June 1, 2021               22,121,846
         July 1, 2021               22,293,944


                                    12 of 12

                                                                   SCHEDULE 3 TO
                                                                     THE LEASE
                                                                     ---------

                                Termination Value
                                -----------------
                                    [Monthly]




                  Determination                                  Termination
                       Date                                         Value
                  -------------                                  -----------

                                                                 Lease Agreement
                                                                SCHEDULE 3 TO
                                                                THE LEASE

                                Termination Value

         Determination              Termination
         Date                       Value
February 1, 1996                    35,844,499
March 1, 1996                       36,091,816
April 1, 1996                       36,319,572
May 1, 1996                         36,556,043
June 1, 1996                        36,792,948
July 1, 1996                        37,028,564
August 1, 1996                      36,121,867
September 1, 1996                   36,357,550
October 1, 1996                     36,591,936
November 1, 1996                    36,826,741
December 1, 1996                    37,061,968
January 1, 1997                     37,295,896
February 1, 1997                    36,386,948
March 1, 1997                       36,620,365
April 1, 1997                       36,854,195
May 1, 1997                         37,087,768
June 1, 1997                        37,321,754
July 1, 1997                        37,555,483
August 1, 1997                      36,646,336
September 1, 1997                   36,879,553
October 1, 1997                     37,112,508
November 1, 1997                    37,345,872
December 1, 1997                    37,579,648
January 1, 1999                     37,813,166
February 1, 1998                    36,903,806
March 1, 1998                       37,136,808
April 1, 1998                       37,370,219
May 1, 1998                         37,603,414
June 1, 1998                        37,837,020
July 1, 1998                        38,070,412
August 1, 1998                      37,160,924
September 1, 1998                   37,393,797
October 1, 1998                     37,626,450
November 1, 1998                    37,859,511
December 1, 1998                    38,092,980
 January 1, 1999                    38,326,234
February 1, 1999                    37,416,608
March 1, 1999                       37,649,341
April  1, 1999                      37,882,481
May 1, 1999                         38,115,423
June 1, 1999                        39,348,773
July 1, 1999                        38,581,927
August 1, 1999                      37,672,199
September 1, 1999                   37,904,830
October 1, 1999                     38,137,259


                                    1 of 13

November 1, 1999                    38,370,093


                                    2 of 13

                                                                 Lease Agreement
                                                                 SCHEDULE 3 To
                                                             THE LEASE

                                Termination Value

         Determination              Termination
         Date                       Value
         December 1, 1999           38,603,334
         January 1, 2000            38,836,377
         February 1, 2000           37,926,538
         March 1, 2000              38,159,056
         April 1, 2000              38,391,980
         May 1, 2000                38,624,852
         June 1, 2000               38,858,132
         July 1, 2000               39,091,362
         August 1, 2000             38,029,805
         September 1, 2000          38,261,020
         October 1, 2000            38,492,172
         November 1, 2000           38,723,720
         December 1, 2000           38,955,666
         January 1, 2001            39,187,555
         February 1, 2001           38,124,647
         March 1, 2001              38,354,501
         April 1, 2001              38,584,743
         May 1, 2001                38,815,062
         June 1, 2001               39,045,772
         July 1, 2001               39,276,561
         August 1, 2001             38,212,546
         September 1, 2001          38,441,287
         October 1, 2001            38,670,095
         November 1, 2001           38,899,283
         December 1, 2001           39,128,854
         January 1, 2002            39,358,497
         February 1, 2002           38,293,328
         March 1, 2002              38,520,906
         April 1, 2002              38,748,856
         May 1, 2002                38,976,886
         June 1, 2002               39,205,291
         July 1, 2002               39,433,778
         August 1, 2002             38,367,445
         September 1, 2002          38,593,851
         October 1, 2002            38,820,327
         November 1, 2002           39,047,168
         December 1, 2002           39,274,374
         January 1, 2003            39,501,655
         February 1, 2003           38,434,108
         March l,'2003              38,659,293
         April 1, 2003              38,884,833
         May 1, 2003                39,110,454
         June 1, 2003               39,336,433
         July 1, 2003               39,562,496
         August 1, 2003             38,493,722


                                    3 of 13

         September 1, 2003          38,717,672


                                    4 of 13

                                                                 Lease Agreement
                                                                 SCHEDULE 3 to
                                                                    The Lease

                                Termination Value

Determination                       Termination
Date                                Value
October 1, 2003                     38,941,692
November 1, 2003                    39,166,060
December 1, 2003                    39,390,777
January 1, 2004                     39,615,570
February 1, 2004                    38,545,517
March 1, 2004                       38,768,180
April 1, 2004                       38,991,180
May I , 2004                        39,214,244
June 1, 2004                        39,437,650
July 1, 2004                        39,661,121
August 1, 2004                      38,589,739
September 1, 2004                   38,811,062
October 1, 2004                     39,032,438
November 1, 2004                    39,254,143
December 1, 2004                    39,476,181
January 1, 2005                     39,696,275
February 1, 2005                    38,625,506
March 1, 2005                       38,845,433
April 1, 2005                       39,065,168
May 11 2005                         39,286,118
June 1, 2005                        39,506,880
July 1, 2005                        39,727,836
August 1, 2005                      38,482,927
September 1, 2005                   38,700,019
October 1, 2005                     38,917,283
November 1, 2005                    39,134,948
December 1, 2005                    39,352,718
January 1, 2006                     39,570,763
February 1, 2006                    38,322,924
March 1, 2006                       38,537,067
April 1, 2006                       38,751,492
May 1, 2006                         38,966,216
June 1, 2006                        39,181,226
July 1, 2006                        39,396,538
August 1, 2006                      38,145,948
September 1, 2006                   38,357,322
October 1, 2006                     38,568,975
November 1, 2006                    38,780,893
December 1, 2006                    38,993,078
January 1, 2007                     39,205,547
February 1, 2007                    37,952,096
March 1, 2007                       38,160,589
April 1, 2007                       38,369,327
May 1, 2007                         38,579,326


                                    5 of 13

June 1, 2007                        38,787,573
July 1, 2007                        38,997,084


                                    6 of 13

                                                                 Lease Agreement
                                                                 SCHEDULE 3 TO
                                                              The Lease

                                   Termination

Determination                       Termination
Date                                Value
         August 1, 2007             37,740,655
         September  1, 2007         37,946,152
         October 1, 2007            38,151,888
         November 1, 2007           38,357,851
         December 1, 2007           38,564,041
         January 1, 2008            38,770,476
         February 1, 2008           37,511,391
         March 1, 2008              37,714,218
         April 1, 2008              37,917,256
         May 1, 2008                38,120,539
         June 1, 2008               38,324,035
         July 1, 2008               38,527,779
         August 1, 2008             37,266,430
         September  1, 2008         37,466,988
         October 1, 2008            37,667,784
         November 1, 2008           37,868,786
         December 1, 2008           38,069,998
         January 1, 2009            38,271,449
         February 1, 2009           37,007,750
         March 1, 2009              37,205,951
         April 1, 2009              37,404,352
         May 1, 2009                37,603,021
         June 1, 2009               37,801,993
         July 1, 2009               38,001,035
         August 1, 2009             36,735,308
         September 1, 2009          36,931,483
         October 1, 2009            37,127,924
         November 1, 2009           37,324,568
         December 1, 2009           37,521,414
         January 1, 2010            37,718,531
         February 1, 2010           36,451,107
         March 1, 2010              36,645,591
         April 1, 2010              36,840,282
         May 1, 2010                37,035,500
         June 1, 2010               37,230,931
         July 1, 2010               37,426,893
         August 1, 2010             35,962,310
         September 1, 2010          36,154,169
         October  1, 2010           36,346,561
         November 1, 2010           36,539,171
         December 1, 2010           36,732,000
         January 1, 2011            38,059,880
         February 1, 2011           36,592,568
         March 1, 2011              36,781,706


                                    7 of 13

         April 1, 2011              36,971,066
         May 1, 2011                37,161,407


                                    8 of 13

                                                                 Lease Agreement
                                                               SCHEDULE 3 To
                                                               THE LEASE

                                Termination Value

         Determination              Termination
         Date                       Value
         June 1, 2011               37,351,977
         July 1, 2011               37,543,536
         August 1, 2011             36,073,857
         September 1, 2011          36,260,635
         October 1, 2011            36,448,400
         November 1, 2011           36,636,402
         December 1, 2011           36,824,642
         January 1, 2012            37,013,878
         February 1, 2012           35,541,872
         March 1, 2012              35,726,333
         April 1, 2012              35,911,035
         May 1, 2012                36,096,845
         June 1, 2012               36,282,904
         July 1, 2012               36,470,081
         August 1, 2012             34,996,426
         September 1, 2012          35,179,259
         October 1, 2012            35,363,218
         November 1, 2012           35,547,445
         December 1, 2012           35,731,941
         January 1, 2013            35,917,575
         February 1, 2013           34,442,220
         March 1, 2013              34,623,373
         April 1, 2013              34,804,807
         May 1, 2013                34,987,524
         June 1, 2013               35,170,532
         July 1, 2013               35,354,833
         August 1, 2013             33,877,984
         September 1, 2013          34,057,666
         October 1, 2013            34,238,653
         November 1, 2013           34,419,952
         December 1, 2013           34,601,565
         January 1, 2014            34,784,495
         February 1, 2014           33,306,108
         March 1, 2014              33,484,275
         April 1, 2014              33,662,771
         May 1, 2014                33,842,741
         June 1, 2014               34,023,050
         July 1, 2014               34,204,846
         August 1, 2014             32,725,153
         September  1, 2014         32,902,041
         October 1,  2014           33,080,428
         November 1, 2014           33,259,180
         December 1, 2014           33,438,298
         January 1, 2015            33,618,930
         February 1, 2015           32,137,896


                                    9 of 13

         March 1, 2015              32,313,470


                                    10 of 13

                                                            Lease Agreement

                                                                   SCHEDULE 3 To
                                                                   THE LEASE

                                Termination Value

         Determination              Termination
         Date                       Value
         April 1, 2015              32,489,427
         May 1, 2015                32,667,332
         June 1, 2015               32,845,636
         July 1, 2015               33,025,903
         August 1, 2015             31,312,163
         September 1, 2015          31,485,820
         October 1, 2015            31,661,457
         November 1, 2015           31,837,525
         December 1, 2015           32,014,025
         January 1, 2016            32,192,523
         February 1, 2016           30,476,778
         March 1, 2016              30,648,465
         April 1, 2016              30,820,605
         May 1, 2016                30,995,224
         June 1, 2016               31,170,315
         July 1, 2016               31,347,905
         August 1, 2016             29,631,010
         September 1, 2016          29,801,591
         October 1, 2016            29,974,691
         November 1, 2016           30,148,304
         December 1, 2016           30,322,432
         January 1, 2017            30,499,102
         February 1, 2017           28,781,039
         March 1, 2017              28,950,497
         April 1, 2017              29,120,495
         May 1, 2017                29,293,281
         June 1, 2017               29,466,630
         July 1, 2017               29,642,787
         August 1, 2017             27,923,957
         September 1, 2017          28,092,697
         October 1, 2017            28,264,270
         November 1, 2017           28,436,451
         December 1, 2017           28,609,244
         January 1, 2018            28,784,897
         February 1, 2018           27,065,299
         March 1, 2018              27,233,321
         April 1, 2018              27,401,984
         May 1, 2018                27,573,772
         June 1, 2018               27,746,226
         July 1, 2018               27,921,829
         August 1, 2018             26,201,912
         September 1, 2018          26,369,670
         October 1, 2018            26,540,606
         November 1, 2018           26,712,260


                                    11 of 13

December 1, 2018                                      26,884,635
January 1, 2019                                       27,060,218


                                    12 of 13

                                                            Lease Agreement

                                                                   SCHEDULE 3 to
                                                               The Lease

Determination                       Termination
Date                                Value
         February 1, 2019           25,340,000
         March 1, 2019              25,507,516
         April 1, 2019              25,675,787
         May 1, 2019                25,847,553
         June 1, 2019               26,020,103
         July 1, 2019               26,196,174
         August 1, 2019             24,476,158
         September 1, 2019          24,643,939
         October 1, 2019            24,815,274
         November 1, 2019           24,987,452
         December 1, 2019           25,160,477
         January 1, 2020            25,337,089
         February 1, 2020           23,617,317
         March 1, 2020              23,785,408
         April 1, 2020              23,954,385
         May 1, 2020                24,127,525
         June 1, 2020               24,301,583
         July 1, 2020               24,479,837
         August 1, 2020             22,530,036
         September 1, 2020          22,698,139
         October 1, 2020            22,870,476
         November 1, 2020           23,043,802
         December 1, 2020           23,218,123
         January 1, 2021            23,396,718
         February 1, 2021           21,445,987
         March 1, 2021              21,613,225
         April 1, 2021              21,781,491
         May 1, 2021                21,951,148
         June 1, 2021               22,121,846
         July 1, 2021               22,293,944


                                    13 of 13

                                                                   SCHEDULE 4 TO
                                                                     THE LEASE
                                                                     ---------

                             EBO Date and EBO Price
                             ----------------------




         EBO Date:   January 1, 2017

         EBO Price:  $31,531,500

                                                      Lease Agreement

                                                        SCHEDULE 1 TO
                                                          THE LEASE


                                   Basic Rent



Rent Payment Date                Basic Rent        Basic Rent       Total Basic
                                 In Arrears        In Advance       Rent Payment
July 1,    1996                  0.00              1,141,955.00     1,141,955.00
January 1, 1997                  0.00              1,141,955.00     1,141,955.00
July 1,    1997                  0.00              1,141,955.00     1,141,955.00
January 1, 1998                  0.00              1,141,955.00     1,141,955.00
July 1,    1998                  0.00              1,141,955.00     1,141,955.00
January 1, 1999                  0.00              1,141,955.00     1,141,955.00
July 1,    1999                  0.00              1,141,955.00     1,141,955.00
January 1, 2000                  0.00              1,141,955.00     1,141,955.00
July 1,    2000                  0.00              1,292,378.00     1,292,378.00
January 1, 2001                  0.00              1,292,378.00     1,292,378.00
July 1,    2001                  0.00              1,292,378.00     1,292,378.00
January 1, 2002                  0.00              1,292,370.00     1,292,378.00
July 1,    2002                  0.00              1,292,378.00     1,292,378.00
January 1, 2003                  0.00              1,292,378.00     1,292,378.00
July 1,    2003                  0.00              1,292,378.00     1,292,378.00
January 1, 2004                  0.00              1,292,378.00     1,292,378.00
July 1,    2004                  0.00              1,292,378.00     1,292,378.00
January 1, 2003                  0.00              1,292,370.00     1,292,378.00
July 1,    2003                  0.00              1,461,702.00     1,461,702.00
January 1, 2006                  0.00              1,461,702.00     1,461,702.00
July 1,    2006                  0.00              1,461,702.00     1,461,702.00
January 1, 2007                  0.00              1,461,702.00     1,461,702.00
July 1,    2007                  0.00              1,461,702.00     1,461,702.00
January 1, 2008                  0.00              1,461,702.00     1,461,702.00
July 1,    2008                  0.00              1,461,702.00     1,461,702.00
January 1, 2009                  0.00              1,461,702.00     1,461,702.00
July 1,    2009                  0.00              1,461,702.00     1,461,702.00
January 1, 2010                  0.00              1,461,702.00     1,461,702.00
July 1,    2010                  0.00              1,656,228.00     1,656,228.00
January 1, 2011                  0.00              1,656,228.00     1,656,228.00
July 1,    2011                  0.00              1,656,228.00     1,656,228.00
January 1, 2012                  0.00              1,656,228.00     1,656,228.00
July 1,    2012                  0.00              1,656,228.00     1,656,220.00
January 1, 2013                  0.00              1,656,228.00     1,656,228.00
July 1,    2013                  0.00              1,636,228.00     1,656,228.00
January 1, 2014                  0.00              1,656,228.00     1,656,228.00
July 1,    2014                  0.00              1,656,228.00     1,656,228.00
January 1, 2015                  0.00              1,656,228.00     1,656,228.00
July 1,    2015                  0.00              1,986,982.00     1,886,982.00
January 1, 2016                  0.00              1,886,982.00     1,886,982.00
July 1,    2016                  0.00              1,886,982.00     1,886,982.00
January 1, 2017                  0.00              l,886,982.00     1,886,982.00

July 1,    2017                  0.00              1,886,902.00     1,886,982.00
January 1, 2018                  0.00              1,886,982.00     1,886,982.00
July 1,    2018                  0.00              1,886,982.00     1,886,982.00
January 1, 2019                  0.00              1,886,982.00     1,886,982.00
July 1,    2019                  0.00              1,886,982.00     1,886,982.00
January 1, 2020                  0.00              1,886,982.00     1,886,982.00
July 1,    2020                  0.00              2,116,948.00     2,116,948.00
January 1, 2021                  0.00              2,116,948.00     2,116,949.00
July 1,    2021                  0.00              0.00             0.00

                                                                    EXHIBIT A TO
                                                                       THE LEASE

                           Description of the Premises
                           ---------------------------

         The building is a two (2) story brick office building shown on the ALTA/ACSM Land Title Survey of Lot 24, Block 913, Township of Wall, Monmouth County, New Jersey, as certified by Bruce R. Blair, Professional Land Surveyor, on December 19, 1995. The building is located on the Site described in Exhibit B to this Lease.

         The Personalty is described on Schedule A-1 to this Exhibit.

                                                                 Schedule A-1 to
                                                          Exhibit A to the Lease

                                   Personalty
                                   ----------

         The Personalty shall include all fixtures in the Building and the following:

         DOCK LEVELER & BUMPERS INCLUDING: PIT MOTOR, DISCONNECT
         SWITCH.
         WIRING AND CONDUIT TO AND INCLUDING CIRCUIT BREAKER.

         ROLL-UP DOOR

         ALL TOILET FIXTURES (PAPER TOWEL DISPENSER, TOILET TISSUE DISPENSER, GRAB BAR, SOAP DISPENSER, TOWEL BAR, TISSUE BOX, SANITARY NAPKIN DISPOSAL RECESSED NAPKIN DISPENSER, SURFACE MOUNTED DISPENSER).

         MIRROR
         VANITY TOP & BLACKSPLASH
         LINEN CLOSET SHELVES

         MAHOGANY WOOD BENCH IN SHOWER AREA

         ADJUSTABLE SHELVES IN PROJECTION ROOM

         RAISED PLATFORM-PROJ. ROOM

         PROJECTION SCREEN

         CABINETS & LAMINATED TOP IN PANTRY AREA

         ALL SPECIAL POWER CONNECTIONS FOR PANTRY EQUIPMENT INCLUDING RECEPTACLES, WIRING, CONDUIT TO AND INCLUDING JUNCTION BOX AND CIRCUIT BREAKER.

         COLD WATER PIPING FROM ICE MAKER TO FIRST BRANCH
         PANTRY SINK AND PLUMBING TO FIRST BRANCH
         HOT WATER PIPING FROM DISHWASHER TO FIRST BRANCH

         RUBBER TREAD ON STAIRS AND LANDING

         ELEVATORS #1 AND #2 INCLUDING LIGHTING AND SERVICE OUTLETS, HOISTWAY ENTRANCES, SIGNAL EQUIPMENT, INSERTS, CAB FRAME, PLATFORM INTERIOR, PLASTIC LAMINATE PANELS GUIDE SHOES, AUTOMATIC LEVELING DEVICE, HYDRAULIC PLUNGER, CYLINDER ASSEMBLY, CASING, HYDRAULIC POWER UNIT, ELECTRIC CONTROLLER UNIT, PIPING ALL POWER CONNECTIONS TO AND INCLUDING DISCONNECT SWITCH AND CIRCUIT BREAKER #10 IN PANEL

         MAHOGANY PANELING TO CONCEAL MOVABLE PARTITION

         ALL CABINETS INCLUDING BACKSPLASH AND DESK UNIT

         PROJECTION SCREEN IN BOARD ROOM

         MOVABLE WALL PANELS INCLUDING SLIDING TRACK IN MEETING ROOM

         GENERATOR AND PAD

         MOVABLE PARTITIONS INCLUDING THOSE IN CONF. ROOM AREA

         ALL CABINETS

         1.5 HOUR FIRE CURTAIN INCLUDING HOUSING (ATLAS DOOR AND
         MISCELLANEOUS IRON WORK AND SHEETROCK AND SEALING)

         "FLEXCO" BLACK RAISED 12"x 12" RUBBER TILES

         RAISED FLOOR - COMPUTER ROOM INCLUDING STRUCTURAL SUPPORT

         CABINETS IN BOARD ROOM

         ACOUSTICAL LOUVERS (TO THE EXTENT ATTACHED TO OR MADE PART OF THE BUILDING)

         CARPET TILE AND BROADLOOM
         VINYL BASE (TOTAL 13,000 LN FT)

         MOVABLE PARTITION IN MAILROOM

         ALL SHELVES INCLUDING THOSE IN STORAGE AREA AND CRT.
         TRAINING ROOM

         COUNTER AND CABINETS IN KITCHEN AREA

         CARPET TILE AND BROADLOOM
         VINYL BASE (EXCEPT TO THE EXTENT NOT ATTACHED TO THE
         BUILDING)

         HALON FIRE SUPPRESSION SYSTEMS INCLUDING: CONTROL PANEL, PURGE SWITCH IONIZATION DETECTORS, PHOTOELECTRIC DETECTORS, AUDIO AND VISUAL ALARMS, STORAGE TANKS, PIPING, NOZZLES, VALVES, ETC.
         ALL ELECTRIC WIRING, CONDUIT, SWITCHES, ETC. REQUIRED FOR OPERATION OF THE SYSTEM

         VIDEO DATA SYSTEM INCLUDING 12" MONITOR CHARACTER
         GENERATOR TV TYPEWRITER, MF MODULATOR AND AMPLIFIER, CONTROL CENTER, TV SETS AND MOUNTING SUPPORTS
         ALL ELECTRIC WIRING, CONDUIT, SWITCHES, ETC. REQUIRED FOR OPERATION OF THE SYSTEM

         CARD ACCESS SYSTEM INCLUDING CARD READERS, CONSOLE, TERMINAL PROCESSORS, POWER UNIT, DOOR OPEN ALARM SWITCH, POWER LOCK, ALL ELECTRIC WIRING, CONDUIT, SWITCHES, ETC. REQUIRED FOR OPERATION OF THE SYSTEM

         TV SURVEILLANCE SYSTEM INCLUDING CCTV CAMERAS, TV SCREENS, SEQUENTIAL SWITCHER
         ALL ELECTRIC WIRING, CONDUIT, SWITCHES, ETC. REQUIRED FOR OPERATION OF THE SYSTEM

         STEEL LADDER TO ROOF HATCH

         STEEL OVERHEAD DOORS IN LOADING AREA AND SHEETROCKING

         ELEVATOR SUMP PUMPS PP-1, PP-2, PLUMBING TO FIRST BRANCH AND

         PIT

         VENDING MACHINE PLUMBING CONNECTIONS TO 1ST BRANCH

         COUNTERS IN KITCHEN AREA

         WASTE CONNECT TO 2" WASTE LINE GOING DOWN IN WALL ON LINE TO FIRST
         BRANCH
         HW BOOSTER INCLUDING PLUMBING TO SINKS AND STAND
         GREASE INTERCEPTOR INCLUDING PLUMBING TO 1ST BRANCH
         (3) SINKS INCLUDING HW/CW LINES TO FIRST BRANCH
         HAND SINK, INCLUDING HW/CW LINE TO FIRST BRANCH

         COMPUTER FACILITY HVAC:
         WATER ALARM CIRCUIT, INCLUDING ALARM AT GUARD ST; CHILLER #3 CONTROL PANEL AND CONNECTIONS TO EQUIP AND TMCC-1 CONTROL CONNECTION FROM COOLING TOWER #3 TO TMCC-1 CHILLER #3 WATER TEMP ALARM AT GUARD ST AND WIRING

         CHILLER #3 SYSTEM INCLUDING CONDENSER #3 CIRCULATING PUMPS 4-1 AND 4-2, EXPANSION TANK, AIRTROL, PLUMBING TO COMPUTER ROOM UNITS, COOLING TOWER #3 PLUMBING TO TOWER FROM CONDENSER #3, PLUMBING AFTER COLD WATER MAKE-UP TO MOTOR, DP-3

         TELCO BACKBOARDS
         RAISED FLOOR IN ELECTRIC CLOSET

         TELEPHONE RECEPTACLES, WIRING AND CONDUIT

         EMERGENCY DISTRIBUTION PANEL FOR GENERATOR
         AUTOMATIC TRANSFER SWITCH FOR GENERATOR

         ALL SIGNAL WIRING FOR EQUIPMENT (SUCH AS CRT'S)
         TO CPU'S IN COMPUTER RM. OR TO TELEPHONE CLOSET

         TELCO BLACKBOARDS

         ELECTRIC RELOCK LIGHTING HOOK-UP

         VENETIAN BLINDS

         FLAT WIRE FOR CRT EQUIPMENT

         SUMP PUMP UNDER COMPUTER FLOOR

         AUDIO VISUAL EQUIPMENT INCLUDING SOUND SYSTEM (EXCEPT TO THE EXTENT NOT INSTALLED IN OR ATTACHED TO THE BUILDING)

         CAFETERIA MOSAIC

         DISPLAY AREA FOR APPLIANCES

         FIRE EXTINGUISHERS AND HOSE CABINETS (2 oz.)

         REFRIG IN BATHROOMS INCLUDING INSTALLATION AND ELECTRIC

         TOILET PARTITIONS AND SUPPORTS

         ALL SIGNAL WIRING FOR EQUIPMENT (SUCH AS CRT'S)
         TO CPU'S IN COMPUTER ROOM OR TO TELEPHONE CLOSET

         TELCO BLACKBOARDS

         ALL SIGNAL WIRING FOR EQUIPMENT (SUCH AS CRT'S)
         TO CPU'S IN COMPUTER RM. OR TO TELEPHONE CLOSET

         COMPUTER, NETWORK CONTROL CPU ROOMS:
         ALL EQUIPMENT CONNECTIONS (WIRING, CONDUIT, JUNCTION BOXES) TO AND INCLUDING PMC DISTRIBUTION MODULE WIRING AND CONDUIT FROM PMC DISTRIBUTION MODULE TO PMC SYNTHESIZER TO AND INCLUDING CHECK METER, CIRCUIT BREAKER IN PANEL EDP AND BYPASS TRANSFORMER

         COMPUTER ROOM CHILLER, WIRING AND CONDUIT TO AND INCLUDING CHECK METER AND CIRCUIT BREAKER IN TMCC-1

         6 AIR CONDITIONERS FOR COMPUTER, NETWORK CONTROL AND CPU
         ROOMS INCLUDING DUCTWORK, STRUCTURAL SUPPORTS,
         PLUMBING/CONDENSATION CONNECTIONS (NOTE: 5 UNITS + 1 UNIT IN

         PHONE AND GENERATOR ROOM)

         WIRING, CONDUIT AND TRANSFORMER BETWEEN GENERATOR AND
         EMERGENCY DISTRIBUTION PANEL

         THE FOLLOWING ELECTRIC CIRCUITS FROM THE EQUIPMENT TO AND INCLUDING THE CIRCUIT BREAKER:


PANEL NO.                                     CIRCUIT NO.                       SERVICE

EDP                                            5 THRU 10                       COMPUTER RMS.  A/C

                                                  11                           PMC SYNTHESIZER

RPA                                           2,6,7,33,34                      CRT RECEPTACLES

                                                  10                           VIDEO DATA SYSTEM

RBP                                                2                           HALON SYSTEM

                                                   3                           PLUGMOLD

                                                   5                           CARD ACCESS SYSTEM

                                                   7                           TV SURVEILLANCE SYS

                                                   9                           PHONE EQ CLOSET

                                                  10                           CRT RECEPTACLES

                                                  11                           VIDEO DATA SYSTEM

                                                13, 15                         TELEPHONE ROOM

                                                14, 17                         ELEVATOR CONTROLLERS

                                          32, 34, 37, 38, 41                   CRT RECEPTACLES

                                          42, 49, 50, 53, 71                   CRT RECEPTACLES

RPC                                       14, 15, 16, 17, 20                   CRT RECEPTACLES

                                        21, 24, 25, 28, 29, 31                 CRT RECEPTACLES

                                        32, 37, 38, 41, 42, 47                 CRT RECEPTACLES

                                        48, 53, 54, 57, 60, 63                 CRT RECEPTACLES

                                            64, 74, 78, 82                     CRT RECEPTACLES

KP                                                 2                           FREEZER


                                                 4, 6                          REFRIGERATORS

                                                   7                           ICE MAKER

                                                   8                           WARMER

                                                   9                           COFFEE MACHINE

                                                  10                           BOOSTER HEATER

                                              12, 14, 16                       VENDING MACHINES

                                                  11                           OVEN

PMC                                          ALL CIRCUITS                      COMPUTER HARDWARE

SECURITY STATION DESK (2ND FLOOR), & RECEPTIONIST DESK (1ST
FLOOR)

FENCING AROUND COOLING TOWER

REMOVABLE TILES IN CEILING GRID SYSTEM.

GAS CONTROL CENTER EQUIPMENT

         HVAC
         HALON SYSTEM
         ACCESS FLOORING
         GENERATOR

INFORMATION SERVICES EQUIPMENT

         RAISED FLOOR
         HVAC & POWER DISTRIBUTION EQUIPMENT

         THE FOLLOWING ITEMS ARE SPECIFICALLY EXCLUDED FROM THE PERSONALTY:

                  FLOOR MATS - VESTIBULE

                  PANTRY EQUIPMENT:
                  ICE MAKER
                  DISHWASHER
                  REFRIGERATOR
                  MICROWAVE OVEN

                  MOVABLE PARTITIONS IN BOARD ROOM INCLUDING SLIDING DOOR
                  TRACK

                  ACOUSTICAL LOUVERS (EXCEPT TO THE EXTENT ATTACHED TO OR MADE PART OF THE BUILDING)

                  VENDING MACHINES

                  CHALKBOARD IN TRAINING ROOM

                  REMOVABLE RAILINGS IN PIVOT WINDOW

                  XEROX MACHINES & WIRING CONDUIT

                  KITCHEN AREA EQUIPMENT: INCLUDING CONVECTION OVEN, (2) REFRIGERATORS, FREEZER & ICE MAKER

                  DICTAPHONE

                  PMC SYNTHESIZER

                  BOARD ROOM LECTERN INCLUDING LIGHT

                  CAFETERIA EQUIP PER CHANGE ORDER 40

                  CAFETERIA POTS AND MISC. EQUIPMENT.

                  CARPETING NOT AFFIXED TO THE BUILDING

                  AUDIO VISUAL EQUIPMENT NOT INSTALLED IN OR ATTACHED TO

                  THE BUILDING

                  COMPACTOR

         GAS CONTROL CENTER EQUIPMENT
         ----------------------------

                  P.C. BASED COMPUTER SYSTEM
                  RADIO BASE STATION
                  DISPATCHER CONSOLE
                  MAPBOARD

                  UNINTERRUPTIBLE POWER SUPPLY
                  KITCHEN EQUIPMENT

         INFORMATION SERVICES EQUIPMENT
         ------------------------------

                  SURGE PROTECTOR
                  UPS SYSTEM

                                                                    EXHIBIT B TO
                                                                       THE LEASE

                          Legal Description of the Site

LEGAL DESCRIPTION
BLOCK 913 TAX LOT 24
TOWNSHIP OF WALL
COUNTY OF MONMOUTH, STATE OF NEW JERSEY

BEGINNING at a point in the new Westerly sideline of Wyckoff Road (35 feet Westerly from the centerline thereof) at a point formed by the intersection of said line with the centerline of South Brook, said beginning point being distant North 59 degrees 32 minutes 57 seconds West, a distance of 35.00 feet from a point in the centerline of Wyckoff Road, said point in turn being distance South 30 degrees 27 minutes 03 seconds West, a distance of 403.25 feet from the point of intersection of the centerline of Wyckoff Road with the centerline of New Jersey State Highway Route #34, said point of intersection being station 385+08.40, Route 34 centerline and station 20+00 Wyckoff Road centerline as indicated on a Map entitled "New Jersey State Highway Department General Property Map Route 34 (1953) Section 2 from Route 38 to Route 33 Showing Existing Right of Way and Parcels to be Acquired in the Township of Wall, County of Monmouth", dated June 1961, and from said beginning point running, thence;

1. Along said sideline, South 30 degrees 27 minutes 03 seconds West, a distance of 405.54 feet to an angle point in the same, thence;

2. Still along said sideline, South 27 degrees 08 minutes 21 seconds West, a distance of 660.37 feet to a point in the line of lands now or formerly Commercial Realty and Resources Corp., thence;

3. Along said sideline, North 64 degrees 26 minutes 50 seconds West, a distance of 287.19 feet to an iron pipe found, thence;

4. Still along the same, South 25 degrees 33 minutes 10 seconds West, a distance of 35.00 feet to a point and new corner, thence;

5. The following six (6) courses along the line of a Minor Subdivision approved by Wall Township, dated March 9, 1984, North 64 degrees 26 minutes 50 seconds West, a distance of 210.00 feet, thence;

6.       North 42 degrees 56 minutes 50 seconds West, a distance of
         300.00 feet, thence;

7.       North 12 degrees 33 minutes 10 seconds East, a distance of
         210.00 feet, thence;

8.       North 44 degrees 41 minutes 50 seconds West, a distance of
         227.00 feet, thence;

9.       North 07 degrees 54 minutes 46 seconds West, a distance of
         262.82 feet, thence;

10. North 46 degrees 22 minutes 00 seconds East, a distance of 400.73 feet more or less, to the middle of South Brook, being the original line of the entire tract conveyed to Gas Associated Services by deed recorded in the Monmouth County Clerk's Office in book 4187, page 20, of which this parcel is part, thence;

11. Down the middle of said South Brook, its various courses, a total distance of 1,151 feet more or less to the point and place of beginning.

Containing 22.16 acres of land more or less, together with Easement Rights in the land described in Deed of Easement/Right of Way and Conveyance of Sewer Facilities recorded December 17, 1985 in Deed Book 4618, Page 519.


                                      -2-